                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 2-94996



                            THE HUDSON RIVER TRUST
                          Principal Office Located at
            1345 Avenue of the Americas -- New York, New York 10105



The Hudson River Trust (the "Trust") is a mutual fund, currently issuing fourteen series of shares of beneficial interest, each representing a separate investment portfolio (each a "Portfolio"). The Portfolios offered in this prospectus are Alliance Conservative Investors, Alliance Growth Investors, Alliance Growth and Income, Alliance Common Stock, Alliance Global, Alliance International, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance Money Market, Alliance Intermediate Government Securities and Alliance High Yield. An investment in the Alliance Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. Shares of each Portfolio are currently divided into two classes: Class IA shares, offered pursuant to another prospectus and Class IB shares, offered hereby.


This prospectus sets forth concisely the investment objectives and policies of the Portfolios and the information about the Trust a prospective investor should know before investing. It should be read and retained for future reference.

A Statement of Additional Information relating to Class IB shares ("SAI") dated May 1, 1998 has been filed with the Securities and Exchange Commission ("SEC"). This SAI is incorporated by reference into this prospectus and is available at no charge by writing the Trust at the above address. California residents may obtain the SAI at no charge by calling 1-800-999-3527.


                               TABLE OF CONTENTS

                                                          PAGE
                                                         -----

   Financial Highlights ..............................     2
   The Trust .........................................     5
   Investment Objectives and Policies ................     5
   Investment Techniques .............................    16
   Certain Investment Restrictions ...................    22
   Management of the Trust ...........................    23
   Description of the Trust's Shares .................    27
   Dividends, Distributions and Taxes ................    29
   Investment Performance ............................    29
   Appendix A -- Description of Bond Ratings .........    A-1
   Appendix B -- Performance Information .............    B-1

An investment in the Trust is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                          PROSPECTUS DATED MAY 1, 1998



--------------------------------------------------------------------------------
HRT103 (5/98) V.5    Copyright 1998 The Hudson River Trust. All rights reserved.

FINANCIAL HIGHLIGHTS

The financial information in the table below has been audited by Price Waterhouse LLP, the Trust's independent accountants. The December 31, 1997 audited financial statements of the Trust and the "Report of Independent Accountants" appear in the SAI. The Trust's annual report, which contains additional performance information, is available without charge upon request.

                             FINANCIAL HIGHLIGHTS

                     PER SHARE INCOME AND CAPITAL CHANGES
          (FOR A CLASS IB SHARE OUTSTANDING THROUGHOUT THE PERIOD)(C)

                                                            ALLIANCE
                                                          MONEY MARKET
                                                 -------------------------------
                                                                   OCTOBER 2,
                                                   YEAR ENDED        1996 TO
                                                  DECEMBER 31,    DECEMBER 31,
                                                      1997            1996
                                                 -------------- ----------------
Net asset value, beginning of period(a) ........    $ 10.16        $  10.16
                                                    -------        --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........................       0.52            0.11
 Net realized and unrealized gain on
  investments ..................................          --           0.01
                                                    --------       --------
 Total from investment operations ..............       0.52            0.12
                                                    --------       --------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..........       (0.51)          (0.02)
 Dividends in excess of net investment
  income .......................................          --           (0.10)
 Distributions from realized gains .............       (0.00)             --
 Distributions in excess of realized gains .....          --              --
                                                    --------       ---------
 Total dividends and distributions .............       (0.51)          (0.12)
                                                    --------       ---------
Net asset value, end of period .................    $ 10.17        $  10.16
                                                    ========       =========
Total return(d) ................................        5.16%           1.29%
                                                    ========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............    $123,675       $   3,184
Ratio of expenses to average net assets ........        0.63%           0.67%(b)
Ratio of net investment income to average
 net assets ....................................        5.02%           4.94%(b)
Portfolio turnover rate ........................          --              --
Average commission rate paid ...................          --              --
                                                     ALLIANCE
                                                   INTERMEDIATE                                       ALLIANCE
                                                    GOVERNMENT               ALLIANCE                GROWTH AND
                                                    SECURITIES              HIGH YIELD                 INCOME
                                                 ---------------- ------------------------------- ----------------
                                                    MAY 1, 1997                     OCTOBER 2,       MAY 1, 1997
                                                        TO          YEAR ENDED        1996 TO            TO
                                                   DECEMBER 31,    DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                       1997            1997            1996             1997
                                                 ---------------- -------------- ---------------- ----------------
Net asset value, beginning of period(a) ........    $    9.27        $ 10.01        $   10.25        $ 13.42
                                                    ---------        -------        ---------        -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income .........................         0.32          1.05              0.19           0.05
 Net realized and unrealized gain on
  investments ..................................         0.22          0.71              0.15           2.91
                                                    ---------        -------        ---------        -------
 Total from investment operations ..............         0.54          1.76              0.34           2.96
                                                    ---------        -------        ---------        -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..........        (0.38)         (0.95)           (0.03)           (0.09)
 Dividends in excess of net investment
  income .......................................           --             --            (0.25)              --
 Distributions from realized gains .............           --          (0.43)           (0.01)           (0.93)
 Distributions in excess of realized gains .....           --             --            (0.29)              --
                                                    ---------        -------        ---------        ---------
 Total dividends and distributions .............        (0.38)         (1.38)           (0.58)           (1.02)
                                                    ---------        -------        ---------        ---------
Net asset value, end of period .................    $    9.43        $ 10.39        $   10.01          $ 15.36
                                                    =========        =======        =========        =========
Total return(d) ................................         5.83%         18.19%            3.32%           22.41%
                                                    =========        =======        =========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............    $   5,052        $66,338        $     685         $ 32,697
Ratio of expenses to average net assets ........         0.81%(b)       0.88%            0.82%(b)          0.83%(b)
Ratio of net investment income to average
 net assets ....................................         5.15%(b)       9.76%            8.71%(b)          0.43%(b)
Portfolio turnover rate ........................          285%           390%             485%               79%
Average commission rate paid ...................           --             --               --           $0.0586

----------
Footnotes appear on page 4.

-----------------------------------------------------------------------------
The Hudson River Trust                 2

                                                                 ALLIANCE
                                                               COMMON STOCK
                                                      -------------------------------
                                                                        OCTOBER 2,
                                                        YEAR ENDED        1996 TO
                                                       DECEMBER 31,    DECEMBER 31,
                                                           1997            1996
                                                      -------------- ----------------
Net asset value, beginning of period(a) .............     $ 18.22          $ 17.90
                                                           -------         -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................        0.10             0.02
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .....        5.11             1.52
                                                           -------         -------
 Total from investment operations ...................        5.21             1.54
                                                           -------         -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...............       (0.08)          (0.00)
 Dividends in excess of net investment income .......          --           (0.03)
 Distributions from realized gains ..................       (1.77)          (0.16)
 Distributions in excess of realized gains ..........          --           (1.03)
 Tax return of capital distributions ................          --              --
                                                        ---------       ---------
 Total dividends and distributions ..................       (1.85)          (1.22)
                                                        ---------       ---------
Net asset value, end of period ......................     $ 21.58         $ 18.22
                                                        =========       =========
Total return(d) ..................................   ...    29.07%           8.49%
                                                        =========       =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................   $ 228,780       $   1,244
Ratio of expenses to average net assets .............        0.64%           0.63%(b)
Ratio of net investment income to average net
 assets .............................................        0.46%           0.61%(b)
Portfolio turnover rate .............................          52%             55%
Average commission rate paid ........................   $  0.0579     $    0.0565
                                                                 ALLIANCE                 ALLIANCE
                                                                  GLOBAL                INTERNATIONAL
                                                      ------------------------------- ----------------
                                                                        OCTOBER 2,       MAY 1, 1997
                                                        YEAR ENDED        1996 TO            TO
                                                       DECEMBER 31,    DECEMBER 31,     DECEMBER 31,
                                                           1997            1996             1997
                                                      -------------- ---------------- ----------------
Net asset value, beginning of period(a) .............    $ 16.91          $ 16.57          $ 11.39
                                                         -------          -------          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income ..............................       0.12             0.02             0.02
 Net realized and unrealized gain (loss) on
  investments and foreign currency transactions .....       1.76             0.81            (0.31)
                                                          -------         -------          ---------
 Total from investment operations ...................       1.88             0.83            (0.29)
                                                          -------         -------          ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ...............       (0.33)             --            (0.28)
 Dividends in excess of net investment income .......          --           (0.11)              --
 Distributions from realized gains ..................       (1.19)          (0.10)           (0.56)
 Distributions in excess of realized gains ..........          --           (0.28)              --
 Tax return of capital distributions ................          --           (0.00)              --
                                                        ---------       ---------        ---------
 Total dividends and distributions ..................       (1.52)          (0.49)           (0.84)
                                                        ---------       ---------        ---------
Net asset value, end of period ......................     $ 17.27         $ 16.91          $ 10.26
                                                        =========       =========        =========
Total return(d) .....................................       11.38%           4.98%           (2.54)%
                                                        =========       =========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...................   $  21,520       $     290        $   3,286
Ratio of expenses to average net assets .............        0.97%           0.86%(b)         1.38%(b)
Ratio of net investment income to average net
 assets .............................................        0.67%           0.48%(b)          0.20%(b)
Portfolio turnover rate .............................          57%             59%              59%
Average commission rate paid ........................   $  0.0412       $  0.0418      $    0.0294

----------
Footnotes appear on page 4.
--------------------------------------------------------------------------------
                                       3                  The Hudson River Trust

                                                             ALLIANCE
                                                         AGGRESSIVE STOCK
                                                 ---------------------------------
                                                                    OCTOBER 2,
                                                   YEAR ENDED         1996 TO
                                                  DECEMBER 31,     DECEMBER 31,
                                                      1997             1996
                                                 -------------- ------------------
Net asset value, beginning of period(a) ........    $ 35.83         $  37.28
                                                    -------         --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ..................      (0.11)           (0.01)
 Net realized and unrealized gain on
  investments and foreign currency
  transactions .................................       3.77             0.85
                                                   --------        ---------
 Total from investment operations ..............       3.66             0.84
                                                   --------        ---------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..........      (0.03)              --
 Dividends in excess of net investment
  income .......................................         --            (0.02)
 Distributions from realized gains .............      (3.33)           (0.23)
 Distributions in excess of realized gains .....         --            (2.04)
                                                   --------        ---------
 Total dividends and distributions .............      (3.36)           (2.29)
                                                   --------        ---------
Net asset value, end of period .................    $ 36.13         $  35.83
                                                   ========        =========
Total return(d) ............................... .    10.66%             2.32%
                                                   ========        =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............  $  73,486         $    613
Ratio of expenses to average net assets ........       0.81%            0.73%(b)
Ratio of net investment income (loss) to
 average net assets ............................      (0.28)%          (0.10)%(b)
Portfolio turnover rate ........................        123%             108%
Average commission rate paid ...................   $  0.0571        $ 0.0263
                                                      ALLIANCE          ALLIANCE
                                                      SMALL CAP       CONSERVATIVE              ALLIANCE
                                                       GROWTH           INVESTORS           GROWTH INVESTORS
                                                 ------------------ ---------------- -------------------------------
                                                     MAY 1, 1997       MAY 1, 1997                     OCTOBER 2,
                                                         TO                TO          YEAR ENDED        1996 TO
                                                    DECEMBER 31,      DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                        1997              1997            1997            1996
                                                 ------------------ ---------------- -------------- ----------------
Net asset value, beginning of period(a) ........      $  10.00           $ 11.29         $ 17.19         $ 16.78
                                                      --------           -------         -------         -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ..................         (0.01)             0.31            0.36            0.07
 Net realized and unrealized gain on
  investments and foreign currency
  transactions .................................          2.65              1.01            2.43            0.71
                                                    ----------           -------         -------         -------
 Total from investment operations ..............          2.64              1.32            2.79            0.78
                                                    ----------           -------         -------         -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income ..........         (0.00)            (0.36)          (0.43)          (0.02)
 Dividends in excess of net investment
  income .......................................            --                --              --           (0.09)
 Distributions from realized gains .............         (0.30)            (0.37)          (1.03)          (0.02)
 Distributions in excess of realized gains .....            --                --              --           (0.24)
                                                    ----------           -------         --------        -------
 Total dividends and distributions .............         (0.30)            (0.73)          (1.46)          (0.37)
                                                    ----------           -------         --------        -------
Net asset value, end of period .................      $  12.34           $ 11.88         $ 18.52         $ 17.19
                                                    ==========           =======         ========        =======
Total return(d) ................................         26.57%            11.84%          16.58%           4.64%
                                                    ==========           =======         =======         =======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ..............    $   46,324       $   5,694         $  35,730       $     472
Ratio of expenses to average net assets ........          1.15%(b)        0.80%(b)          0.82%           0.84%(b)
Ratio of net investment income (loss) to
 average net assets ............................         (0.12)%(b)       3.82%(b)          1.88%           1.69%(b)
Portfolio turnover rate ........................            96%            206%              121%            190%
Average commission rate paid ...................    $   0.0488       $  0.0413         $  0.0460     $    0.0495

----------
(a) Date as of which funds were first allocated to the Portfolios are as follows:
           Alliance Money Market, Alliance High Yield, Alliance Common Stock, Alliance Global, Alliance Aggressive Stock and Alliance Growth Investors Portfolios--October 2, 1996. Alliance Intermediate Government Securities, Alliance Growth and Income, Alliance International, Alliance Small Cap Growth and Alliance Conservative Investors Portfolios--May 1, 1997.

(b)        Annualized.

(c) Net investment income and capital changes per share are based upon monthly average shares outstanding.

(d) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.


--------------------------------------------------------------------------------
The Hudson River Trust                 4

THE TRUST

The Trust is an open-end management investment company under the Investment Company Act of 1940 (the "Investment Company Act"). As a "series" investment company, the Trust issues shares of beneficial interest that are currently divided into fourteen Portfolios, although the Trust may, from time to time, establish additional Portfolios. Each Portfolio is a separate diversified series of the Trust, and the Trust's assets and liabilities are divided among the Portfolios. Originally organized as a Maryland corporation which commenced operations on March 22, 1985, the Trust was reorganized as a Massachusetts business trust on July 10, 1987.

Shares of each Portfolio are currently divided into two classes: Class IA shares are offered pursuant to another prospectus at net asset value and are not subject to fees imposed pursuant to a distribution plan. Class IB shares are offered pursuant to this prospectus at net asset value and are subject to distribution fees imposed pursuant to a distribution plan (the "Distribution Plan") adopted under Rule 12b-1 under the Investment Company Act. Class IB shares are sold to an insurance company separate account of Equitable. Inquiries regarding Class IB shares should be addressed to Equitable, Income Management Group, at 200 Plaza Drive, Secaucus, NJ 07096 (toll-free:
1-800-789-7771).

The two classes of shares are offered under the Trust's multiple class distribution system approved by the Trust's Board of Trustees, and are designed to allow promotion of insurance products investing in the Trust through alternative distribution channels. Under the Trust's multi-class system, shares of each class of a Portfolio represent an equal pro rata interest in the assets of that Portfolio and, generally, have identical voting, dividend, liquidation, and other rights, other than with respect to the payment of distribution fees under the Distribution Plan.

The Trust's shares are sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuity certificates and contracts (collectively, the "Contracts") issued by The Equitable Life Assurance Society of the United States ("Equitable") and certain insurance companies unaffiliated with Equitable. Equitable was the record owner of approximately 99.7% and 100% of the Trust's Class IA and Class IB shares, respectively, as of March 31, 1998, and consequently may be deemed to control the Trust.

The Trust does not currently foresee any disadvantages to policy owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other; however, it is theoretically possible that the interests of owners of various policies participating in the Trust through their separate accounts might at some time be in conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which could force the Trust to sell portfolio securities at disadvantageous prices.


INVESTMENT OBJECTIVES AND POLICIES

FUNDAMENTAL INVESTMENT OBJECTIVES


The following investment objectives of each Portfolio are fundamental and, unless permitted by law, will not be changed without a vote of the holders of the majority of the voting securities of that Portfolio. There can, of course, be no assurance that a Portfolio will achieve its investment objective.


   o The Alliance Conservative Investors Portfolio's fundamental investment objective is to achieve a high total return without, in the investment adviser's opinion, undue risk to principal. It will pursue this objective by investing in a diversified mix of publicly traded equity and debt securities.

   o The Alliance Growth Investors Portfolio's fundamental investment objective is to achieve the highest total return consistent with the investment adviser's determination of reasonable risk. It will pursue this objective by investing in a diversified mix of publicly traded equity and fixed income securities, including at times common stocks issued by intermediate and small-sized companies and at times lower quality fixed income securities commonly known as "junk bonds."


   o The Alliance Growth and Income Portfolio's fundamental investment objective is to provide a high total return through a combination of current income and capital appreciation by investing primarily in income-producing common stocks and securities convertible into common stocks.



--------------------------------------------------------------------------------
                                       5                 The Hudson River Trust

   o The Alliance Common Stock Portfolio's fundamental investment objective is to achieve long-term growth of its capital and increase income. It will pursue this objective by investing primarily in common stock and other equity-type instruments.

   o The Alliance Global Portfolio's fundamental investment objective is to achieve long-term growth of capital. The Alliance Global Portfolio will pursue this objective by investing primarily in equity securities of non-U.S. companies as well as U.S. issuers.

   o The Alliance International Portfolio's fundamental investment objective is to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies with prospects for growth.

   o The Alliance Aggressive Stock Portfolio's fundamental investment objective is to achieve long-term growth of capital. The Alliance Aggressive Stock Portfolio will pursue this objective by investing primarily in common stocks and other equity-type securities issued by quality small and intermediate sized companies that, in the opinion of the investment adviser, have strong growth prospects and in covered options on those securities.

   o The Alliance Small Cap Growth Portfolio's fundamental investment objective is to achieve long-term growth of capital. The Alliance Small Cap Growth Portfolio will pursue this objective by investing primarily in U.S. common stocks and other equity-type securities issued by smaller companies that, in the opinion of the investment adviser, have favorable growth prospects.


   o The Alliance Money Market Portfolio's fundamental investment objective is to obtain a high level of current income, preserve its assets and maintain liquidity. The Alliance Money Market Portfolio will pursue this objective by investing in primarily high quality U.S. dollar-denominated money market instruments.


   o The Alliance Intermediate Government Securities Portfolio's fundamental investment objective is to achieve high current income consistent with relative stability of principal through investment primarily in debt securities issued or guaranteed as to principal and interest by the U.S. Government or any of its agencies or instrumentalities. The Alliance Intermediate Government Securities Portfolio's investments will each have a final maturity of not more than ten years or a duration not exceeding that of a 10-year Treasury note.

   o The Alliance High Yield Portfolio's fundamental investment objective is to achieve high return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Alliance High Yield Portfolio will pursue this objective by investing primarily in a diversified mix of high yield, fixed income securities, which generally involve greater volatility of price and risk of principal and income than higher quality fixed income securities. Lower quality debt securities are commonly known as "junk bonds."

INVESTMENT POLICIES

The following investment policies and restrictions, unless otherwise noted, are not fundamental policies of the Portfolios. They may be changed by the Board of Trustees without a shareholder vote, except as otherwise stated in this Prospectus or in the SAI.


THE ASSET ALLOCATION SERIES

The Alliance Conservative Investors Portfolio and the Alliance Growth Investors Portfolio together are called the Asset Allocation Series. These Portfolios invest in a variety of fixed income and equity securities, each pursuant to a different asset allocation strategy, as described below. The term "asset allocation" is used to describe the process of shifting assets among discrete categories of investments in an effort to reduce risk while producing desired return objectives. Portfolio management, therefore, will consist not only of selecting specific securities but also of setting, monitoring and changing, when necessary, the asset mix.

Each Portfolio has been designed with a view toward a different "investor profile." The "conservative investor" has a relatively short-term investment bias, either because of a limited tolerance for market


--------------------------------------------------------------------------------
The Hudson River Trust                 6
volatility or a short investment horizon. This investor is averse to taking risks that may result in principal loss, even though such aversion may reduce the potential for higher long-term gains and result in lower performance during periods of equity market strength. Consequently, the asset mix for the Alliance Conservative Investors Portfolio attempts to reduce volatility while providing modest upside potential. The "growth investor" has a longer-term investment horizon and is therefore willing to take more risks in an attempt to achieve long-term growth of principal. This investor wishes, in effect, to be risk conscious without being risk averse. The asset mix for the Alliance Growth Investors Portfolio attempts to provide for upside potential without excessive volatility.

Alliance Capital Management L.P., the Trust's investment adviser ("Alliance"), has established an asset allocation committee (the "Committee"), all the members of which are employees of Alliance, which is responsible for setting and continually reviewing the asset mix ranges of each Portfolio. The Committee meets at least twice each month. Under normal market conditions, the Committee is expected to change allocation ranges approximately three to five times per year. However, the Committee has broad latitude to establish the frequency, as well as the magnitude, of allocation changes within the guidelines established for each Portfolio. During periods of severe market disruption, allocation ranges may change frequently. It is also possible that in periods of stable and consistent outlook no change will be made. The Committee's decisions are based on a variety of factors, including liquidity, portfolio size, tax consequences and general market conditions, always within the context of the appropriate investor profile for each Portfolio. Consequently, asset mix decisions for the Alliance Conservative Investors Portfolio particularly emphasize risk assessment of each asset class viewed over the shorter term, while decisions for the Alliance Growth Investors Portfolio are principally based on the longer term total return potential for each asset class.

When the Committee establishes a new allocation range for a Portfolio, it also prescribes the length of time during which that Portfolio should achieve an asset mix within the new range. To achieve a new asset mix, the Portfolios look first to available cash flow. If it appears that cash flow will, in the opinion of Alliance, be insufficient to achieve the desired asset mix, the Portfolios will sell securities and reinvest the proceeds in the appropriate asset class.

The Asset Allocation Series Portfolios are permitted to use a variety of hedging techniques to attempt to control stock market, interest rate and currency risks. Each of the Portfolios in the Asset Allocation Series may make loans of up to 50% of its total portfolio securities. Each of the Portfolios in the Asset Allocation Series may write covered call and put options and may purchase call and put options on all the types of securities in which it may invest, as well as securities indexes and foreign currencies. Each Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon, as well as forward foreign currency exchange contracts. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," below.

Risk Factors. In addition to the risk factors associated with the securities in which the Portfolios in the Asset Allocation Series may invest, these Portfolios bear the risk that Alliance will not accurately assess and respond to changing market conditions. While Alliance has established the Committee to help it anticipate and respond positively to changes in market conditions, there can be no assurance that this goal will be achieved. Furthermore, these Portfolios may incur additional operating expenses during periods of frequently changing asset mix ranges.


ALLIANCE CONSERVATIVE INVESTORS PORTFOLIO--INVESTMENT POLICIES

The Alliance Conservative Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to high quality, publicly traded fixed income securities (including money market instruments and cash) and publicly traded common stocks and other equity securities of U.S. and non-U.S. issuers. All fixed income securities held by the Portfolio will be of investment grade. This means that they will be in one of the top four rating categories assigned by Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Portfolio may invest in the types of equity securities in which the Alliance Common Stock Portfolio may invest, including convertible securities. No more than 15% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques--Foreign Securities and Currencies," below.


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                                       7                 The Hudson River Trust

The Portfolio will at all times hold at least 40% of its assets in investment grade fixed income securities, each having a duration, as determined by Alliance, that is less than that of a 10-year Treasury bond (the "Fixed Income Core"). Duration is a measure that relates the price volatility of a bond to changes in interest rates. The duration of a bond is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the case of mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1997, the duration of a 10-year Treasury bond was considered by Alliance to be 7.3 years.

The Portfolio is generally expected to hold approximately 70% of its assets in fixed income securities (including the Fixed Income Core) and 30% in equity securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 50%, but never more than 90%, of the Portfolio's total assets. The equity class will always comprise at least 10%, but never more than 50%, of the Portfolio's total assets.


ALLIANCE GROWTH INVESTORS PORTFOLIO--INVESTMENT POLICIES

The Alliance Growth Investors Portfolio attempts to achieve its investment objective by allocating varying portions of its assets to a number of asset classes. Equity investments will include both exchange-traded and over-the-counter common stocks and equity-type securities, which may include preferred stock and convertible securities, and may include securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. More risk is associated with investment in intermediate and small-sized companies because they are often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies. Fixed income investments will include investment grade fixed income securities (including cash and money market instruments) as well as securities that have a high current yield and that are either rated in the lower categories by nationally recognized statistical rating organizations ("NRSROs") (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques--Fixed Income Securities"; and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below. For the fiscal year ended December 31, 1997, approximately 19% of the Portfolio was invested in fixed income securities. No more than 30% of the Portfolio's assets will be invested in securities of non-U.S. issuers. See "Investment Techniques--Foreign Securities and Currencies," below.

The Portfolio will at all times hold at least 40% of its assets in publicly traded common stocks and other equity securities of the type purchased by the Alliance Common Stock Portfolio (the "Equity Core"). The Portfolio is generally expected to hold approximately 70% of its assets in equity securities (including the Equity Core) and 30% in fixed income securities. Actual asset mixes will be adjusted in response to economic and credit market cycles. The fixed income asset class will always comprise at least 10%, but never more than 60%, of the Portfolio's total assets. The equity class will always comprise at least 40%, but never more than 90%, of the Portfolio's total assets.


THE EQUITY SERIES


ALLIANCE GROWTH AND INCOME PORTFOLIO--INVESTMENT POLICIES

The Alliance Growth and Income Portfolio seeks to maintain a portfolio yield above that of issuers comprising the S&P 500 Index and to achieve (in the long run) a rate of growth in portfolio income that exceeds the rate of inflation. The Alliance Growth and Income Portfolio will generally invest in common stocks of "blue chip" issuers, i.e., those (1) which have a total market capitalization of at least $1 billion,


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The Hudson River Trust                 8

(2) which pay periodic dividends, and (3) whose common stock is in the highest four issuer ratings for S&P (i.e., A+, A, A- or B+) or Moody's (i.e., High Grade, Investment Grade, Upper Medium Grade or Medium Grade) or, if unrated, is determined to be of comparable quality by Alliance. It is expected that on average the dividend rate of these issuers will exceed the average rate of issuers constituting the S&P 500 Index.

The Alliance Growth and Income Portfolio may invest without limit in securities convertible into common stocks, which include convertible bonds, convertible preferred stocks and convertible warrants. The Alliance Growth and Income Portfolio may invest up to 30% of its total assets in high yield, high risk convertible securities rated at the time of purchase below investment grade (i.e., rated Ba or lower by Moody's or BB or lower by S&P or determined by the Trust's investment adviser to be of comparable quality). Convertible securities normally provide a yield that is higher than that of the underlying stock but lower than that of a fixed income security without the convertible feature. Also, the price of a convertible security will normally vary to some degree with changes in the price of the underlying common stock, although in some market conditions the higher yield tends to make the convertible security less volatile than the underlying common stock. In addition, the price of a convertible security will also vary to some degree inversely with interest rates. For additional discussion of the risks associated with investment in lower-rated securities, see "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below. For more information concerning the bond ratings assigned by Moody's and S&P, see Appendix A.

The Alliance Growth and Income Portfolio does not expect to invest more than 25% of its total assets in foreign securities, although it may do so without limit. It may enter into foreign currency futures contracts (and related options), forward foreign currency exchange contracts and options on currencies for hedging purposes. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," below.

The Alliance Growth and Income Portfolio may write covered call and put options on securities and securities indexes for hedging purposes or to enhance its return and may purchase call and put options on securities and securities indexes for hedging purposes. The Alliance Growth and Income Portfolio may also purchase and sell securities index futures contracts and may write and purchase options thereon for hedging purposes. See "Investment Techniques--Options," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

For temporary defensive purposes, the Alliance Growth and Income Portfolio may invest in certain money market instruments. See "Investment Techniques--Certain Money Market Instruments," below.


ALLIANCE COMMON STOCK PORTFOLIO--INVESTMENT POLICIES

The Alliance Common Stock Portfolio attempts to achieve its investment objective by investing primarily in common stocks and other equity-type securities that Alliance believes will share in the growth of the nation's economy over a long period.

Most of the time, the Alliance Common Stock Portfolio will invest primarily in common stocks that are listed on national securities exchanges. Smaller amounts will be invested in stocks that are traded over-the-counter and in other equity-type securities (such as preferred stocks or convertible debt instruments). Current income is an incidental consideration. The Alliance Common Stock Portfolio generally will not invest more than 20% of its total assets in foreign securities. See "Investment Techniques--Foreign Securities and Currencies," below.

If, in light of economic conditions and the general level of common stock prices, it appears that the Portfolio's investment objective will not be met by using all its assets to buy equities, the Alliance Common Stock Portfolio may also use part of its assets to make nonequity investments. These could include buying securities such as nonparticipating and nonconvertible preferred stocks and certain fixed income securities. Fixed income securities will include investment grade bonds and debentures and money market instruments, as well as securities that have a high current yield because they are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated. For a discussion of the risks associated with investment in these higher yielding securities, see "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed


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                                       9                 The Hudson River Trust

Income Securities," below. For the fiscal year ended December 31, 1997, less than 1% of the average assets of the Portfolio were invested in higher yielding securities.

The Alliance Common Stock Portfolio may make temporary investments in money market instruments of the same type and credit quality as those in which the Alliance Money Market Portfolio may invest. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Alliance Common Stock Portfolio may write covered call and put options and may buy call and put options on individual common stocks and other equity-type securities, securities indexes, and foreign currencies. The Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.


ALLIANCE GLOBAL PORTFOLIO--INVESTMENT POLICIES

The Alliance Global Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in established non-U.S. companies that, in the opinion of Alliance, have prospects for growth, as well as in securities issued by United States companies. These non-U.S. companies may have operations in the United States, in their country of incorporation or in other countries. The Alliance Global Portfolio intends to diversify investments among several countries and to have represented in the Portfolio business activities in not less than three different countries (including the United States). For temporary or defensive purposes, the Alliance Global Portfolio may at times invest substantially all of its assets in securities issued by U.S. companies or in cash or cash equivalents, including money market instruments issued by foreign entities.

The Alliance Global Portfolio may invest in any type of security including, but not limited to, shares, preferred or common, as well as shares of mutual funds which invest in foreign securities, bonds and other evidences of indebtedness, and other securities of issuers wherever organized and governments and their political subdivisions. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance Global Portfolio intends under normal conditions to invest in equity securities. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Alliance Global Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. The Alliance Global Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques--Options," "Investment Techniques--Forward Foreign Currency Exchange Contracts," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques--Foreign Securities and Currencies," below.


ALLIANCE INTERNATIONAL PORTFOLIO--INVESTMENT POLICIES

The Alliance International Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of equity securities selected principally to permit participation in non-U.S. companies or foreign governmental enterprises that, in the opinion of Alliance, have prospects for growth. These non-U.S. companies may have operations in the United States, in their country of incorporation and/or in other countries. The Alliance International Portfolio intends to have represented in the Portfolio business activities in not less than three different countries and may invest anywhere in the world, including Europe, Canada, Australia, Asia, Latin America and Africa. The Alliance International Portfolio may purchase securities of developing countries, which include, among others, Mexico, Brazil, Hong Kong, India, Poland, Turkey and South Africa. The Alliance International Portfolio intends to diversify investments among several countries, although for temporary defensive purposes, the Alliance International Portfolio may at times invest substantially all of its assets in securities issued by a single major developed country (e.g., the United States) or in cash or cash equivalents, including money market instruments issued by that country.


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The Hudson River Trust                 10

The Alliance International Portfolio may invest in any type of investment grade, fixed income security including, but not limited to, preferred stock, convertible securities, bonds, notes and other evidences of indebtedness of foreign issuers, including obligations of foreign governments. The Alliance International Portfolio may also establish and maintain temporary cash balances in U.S. and foreign short-term high-grade money market instruments for defensive purposes or to take advantage of buying opportunities. Although no particular proportion of stocks, bonds or other securities is required to be maintained, the Alliance International Portfolio intends under normal market conditions to invest primarily in equity securities. The Alliance International Portfolio may make loans of up to 50% of its portfolio securities. See "Investment Techniques--Securities Lending," below. The Alliance International Portfolio may write covered call and put options and may purchase call and put options on individual equity securities, securities indexes, and foreign currencies. See "Investment Techniques--Options," below. The Alliance International Portfolio may also purchase and sell stock index, foreign currency and interest rate futures contracts and options on such contracts, as well as forward foreign currency exchange contracts. See "Investment Techniques--Forward Foreign Currency Exchange Contracts," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

Risk Factors. For a discussion of the risks associated with investments in foreign securities, see "Investment Techniques--Foreign Securities and Currencies," below.


ALLIANCE AGGRESSIVE STOCK PORTFOLIO--INVESTMENT POLICIES

The Alliance Aggressive Stock Portfolio attempts to achieve its objective by investing primarily in common stocks and other equity-type securities issued by intermediate- and small-sized companies that, in the opinion of Alliance, have favorable growth prospects. The Alliance Aggressive Stock Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.

If, in light of economic conditions, it appears that the Alliance Aggressive Stock Portfolio's objective will not be achieved primarily through investments in common stocks, the Portfolio may also invest in other equity-type securities (such as preferred stocks and convertible debt instruments) and protective options. Under certain market conditions, the Alliance Aggressive Stock Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Alliance Aggressive Stock Portfolio may invest no more than 20% of its total assets in foreign securities. See "Investment Techniques--Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Alliance Aggressive Stock Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Alliance Aggressive Stock Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques--Futures" and "Risk Factors in Options and Futures," below.

Risk Factors. More risk is associated with investment in intermediate- and small-sized companies, because they are often dependent on limited product lines, financial resources or management groups. They may be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Intermediate- and small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger more established companies.


ALLIANCE SMALL CAP GROWTH PORTFOLIO--INVESTMENT POLICIES

The Alliance Small Cap Growth Portfolio pursues its objective by investing primarily in U.S. common stocks and other equity-type securities issued by smaller companies with favorable growth prospects. The Alliance Small Cap Growth Portfolio may also invest a portion of its assets in securities of companies in cyclical industries, companies whose securities are temporarily undervalued, companies in special situations and less widely known companies.


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                                       11                The Hudson River Trust

The Alliance Small Cap Growth Portfolio may also invest in equity-type securities other than common stocks (such as preferred stocks and convertible debt instruments) and in protective options if it is Alliance's judgment that, in light of economic conditions, such investments offer the Alliance Small Cap Growth Portfolio better prospects for achieving its objective. Under certain market conditions, the Small Cap Growth Portfolio may also invest in corporate fixed income securities, which will generally be investment grade, or invest part of its assets in cash or cash equivalents for liquidity or defensive purposes, including money market instruments rated at least Prime-1 by Moody's or A-1 by S&P. The Alliance Small Cap Growth Portfolio will not invest more than 20% of its net asset value, measured at the time of investment, in securities principally traded on foreign securities markets (other than commercial paper). See "Investment Techniques--Foreign Securities and Currencies," below. The Alliance Small Cap Growth Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below. The Alliance Small Cap Growth Portfolio may write covered call options and may purchase call and put options on individual equity securities, securities indexes and foreign currencies. The Alliance Small Cap Growth Portfolio may also purchase and sell stock index and foreign currency futures contracts and options thereon. See "Investment Techniques--Forward Commitments and When-Issued and Delayed Delivery Securities," "Investment Techniques--Options," "Investment Techniques--Futures," and "Investment Techniques--Risk Factors in Options and Futures," below.

Under current SEC guidelines, for so long as the Portfolio has the words "Small Cap" in its name, it is required, under normal market conditions, to invest at least 65% of its total assets in securities of smaller capitalization companies (currently considered by Alliance to mean companies with market capitalization at or below $2 billion).

Risk Factors. More risk is associated with investment in small-sized companies, because they tend to be often dependent on limited product lines, financial resources or management groups. They tend to be more vulnerable to competition from larger companies with greater resources and to economic conditions affecting their market sector. Small-sized companies may be new, without long business or management histories, and perceived by the market as unproven. Their securities may be held primarily by insiders or institutional investors, and may trade infrequently or in limited volume. The prices of these stocks often fluctuate more than those of larger, more established companies.


THE FIXED INCOME SERIES


ALLIANCE MONEY MARKET PORTFOLIO--INVESTMENT POLICIES

The Alliance Money Market Portfolio attempts to achieve its objective by investing primarily in a diversified portfolio of high-quality U.S. dollar-denominated money market instruments. The instruments in which the Portfolio invests include: (1) marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities (collectively, the "U.S. Government"); (2) certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by (a) domestic banks (including their foreign branches) or savings and loan associations having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation ("FDIC") in the case of banks, or insured by the FDIC, in the case of savings and loan associations or (b) foreign banks (either by their foreign or U.S. branches) having total assets of at least $5 billion and having an issue of either commercial paper rated at least A-1 by S&P or Prime-1 by Moody's or long term debt rated at least AA by S&P or Aa by Moody's; (3) commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if not rated, issued by domestic or foreign companies having outstanding debt securities rated at least AA by S&P or Aa by Moody's) and participation interests in loans extended by banks to such companies; (4) mortgage-backed securities and asset-backed securities; (5) corporate debt obligations with remaining maturities of less than one year, rated at least AA by S&P or Aa by Moody's, as well as corporate debt obligations rated at least A by S&P or Moody's, provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; (6) floating rate or master demand notes; and (7) repurchase agreements covering securities issued or guaranteed by the U.S. Government (see "Investment Techniques--Repurchase Agreements," below). Time deposits with maturities greater than seven days are considered to be illiquid securities.

Investments by the Alliance Money Market Portfolio are limited to those which present minimal credit risk. If a security held by the Alliance Money Market Portfolio is no longer deemed to present minimal


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The Hudson River Trust                 12
credit risk, the Alliance Money Market Portfolio will dispose of the security as soon as practicable unless the Trustees determine that such action would not be in the best interest of the Portfolio. Purchases of securities that are unrated must be ratified by the Trustees of the Trust. Because the market value of debt obligations fluctuates as an inverse function of changing interest rates, the Portfolio seeks to minimize the effect of such fluctuations by investing only in instruments with a remaining maturity of 397 calendar days or less at the time of investment, except for obligations of the U.S. Government, which may have a remaining maturity of 762 calendar days or less. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Alliance Money Market Portfolio may invest up to 20% of its total assets in U.S. dollar-denominated foreign money market instruments. See "Investment Techniques--Foreign Securities and Currencies," below. The Portfolio may make secured loans of up to 50% of its total portfolio securities. See "Investment Techniques--Securities Lending," below.


ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO--INVESTMENT POLICIES

The Alliance Intermediate Government Securities Portfolio attempts to achieve its investment objective by investing primarily in debt securities issued or guaranteed as to the timely payment of principal and interest by the U.S. Government or any of its agencies or instrumentalities ("U.S. Government Securities"). The Alliance Intermediate Government Securities Portfolio may also invest in repurchase agreements and forward commitments related to U.S. Government Securities. The Portfolio may seek to enhance its current return and may seek to hedge against changes in interest rates by engaging in transactions involving related options, futures and options on futures.

The Alliance Intermediate Government Securities Portfolio expects that under normal market conditions it will invest at least 80% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities. U.S. Government Securities include, without limitation, the following:

   o U.S. Treasury Bills--Direct obligations of the U.S. Treasury which are issued in maturities of one year or less. No interest is paid on Treasury Bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

   o U.S. Treasury Notes--Direct obligations of the U.S. Treasury issued in maturities which vary between one and ten years, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

   o U.S. Treasury Bonds--These direct obligations of the U.S. Treasury are issued in maturities more than ten years from the date of issue, with interest payable every six months. They are backed by the full faith and credit of the U.S. Government.

   o "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee and represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veteran's Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest. Ginnie Maes, although not direct obligations of the U.S. Government, are guaranteed by the U.S. Treasury.

   o "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA and supported by FNMA's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury. Fannie Maes are not backed by the full faith and credit of the U.S. Government.

   o "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. Government, issues participation certificates ("PCs") which represent an interest in residential mortgages from FHLMC's National Portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.


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                                       13                The Hudson River Trust

   o Governmental Collateralized Mortgage Obligations--These are securities issued by a U.S. Government instrumentality or agency which are backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. See "Other Investments," below.

   o "Sallie Maes"--The Student Loan Marketing Association ("SLMA") is a government-sponsored corporation owned entirely by private stockholders that provides liquidity for banks and other institutions engaged in the Guaranteed Student Loan Program. These loans are either directly guaranteed by the U.S. Treasury or guaranteed by state agencies and reinsured by the U.S. Government. SLMA issues both short term notes and longer term public bonds to finance its activities.

The Portfolio may also invest in "zero coupon" U.S. Government Securities which have been stripped of their unmatured interest coupons and receipts or in certificates representing undivided interests in such stripped U.S. Government Securities and coupons. These securities tend to be more volatile than other types of U.S. Government Securities.

Guarantees of the Portfolio's securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal at maturity and interest when due on the guaranteed securities, and do not guarantee the securities' yield or value or the yield or value of the Alliance Intermediate Government Securities Portfolio's shares.

The Portfolio buys and sells securities with a view to maximizing current return without, in the view of Alliance, undue risk to principal. Potential capital gains resulting from possible changes in interest rates will not be a major consideration. The Portfolio may take full advantage of a wide range of maturities of U.S. Government Securities and may adjust the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the securities held by the Portfolio. However, at all times, each instrument held by the Portfolio will have either a final maturity of not more than ten years or a duration, as determined by Alliance, not exceeding that of a 10-year Treasury note. Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity. In some cases, Alliance's calculation of duration will be based on certain assumptions (including assumptions regarding prepayment rates, in the mortgage-backed or asset-backed securities, and foreign and domestic interest rates). As of December 31, 1997, the duration of a 10-year Treasury bond was considered by Alliance to be 7.3 years. The Portfolio may also invest a substantial portion of its assets in money market instruments. See "Investment Techniques--Certain Money Market Instruments," below.

It is a fundamental policy of the Alliance Intermediate Government Securities Portfolio that under normal market conditions it will invest at least 65% of its total assets in U.S. Government Securities and repurchase agreements and forward commitments relating to U.S. Government Securities.

Other Investments. The Alliance Intermediate Government Securities Portfolio may also purchase collateralized mortgage obligations ("CMOs") issued by non-governmental issuers and securities issued by a real estate mortgage investment conduits ("REMICs"). See "Investment Techniques--Mortgage-Backed and Asset-Backed Securities," below. The Alliance Intermediate Government Securities Portfolio will purchase only CMOs only if they collateralized by U.S. Government Securities. However, CMOs issued by entities other than U.S. Government agencies or instrumentalities and securities issued by REMICs are not considered U.S. Government Securities for purposes of the investment policies of the Alliance Intermediate Government Securities Portfolio even though the CMOs may be collateralized by U.S. Government Securities. Such securities will generally be investment grade. In the event such securities fall below investment grade, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is appropriate under the circumstances.

In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write call and put options on U.S. Government Securities which are "covered" as described herein and may


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The Hudson River Trust                 14
purchase call and put options on U.S. Government Securities. The Portfolio may also enter into interest rate futures contracts with respect to U.S. Government Securities, and may write and purchase options thereon. See "Investment Techniques--Options" and "Investment Techniques--Futures," below.

The Portfolio may also enter into forward commitments for the purchase of U.S. Government Securities, purchase such securities on a when-issued or delayed delivery basis, make secured loans of its portfolio securities without limitation and enter into repurchase agreements with respect to U.S. Government Securities with commercial banks and registered broker-dealers. See "Investment Techniques--Forward Commitments and When-Issued and Delayed Delivery Securities," below.

The Portfolio may make short sales involving either securities retained in the Portfolio's portfolio or securities which the Portfolio has the absolute right to acquire without additional consideration.

Special Considerations. U.S. Government Securities are considered among the safest of fixed income investments. As a result, however, their yields are generally lower than the yields available from corporate debt securities. As with other mutual funds, the value of the Portfolio's shares will fluctuate with the value of its investments. The value of the Portfolio's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of U.S. Government Securities generally rise. Conversely, during periods of rising interest rates, the values of U.S. Government Securities generally decline. In an effort to preserve the capital of the Portfolio when interest rates are generally rising, the investment adviser may shorten the average maturity of the U.S. Government Securities in the Portfolio's portfolio. Because the principal values of U.S. Government Securities with shorter maturities are less affected by rising interest rates, a portfolio with a shorter average maturity will generally diminish less in value during such periods than a portfolio of longer average maturity. Because U.S. Government Securities with shorter maturities generally have a lower yield to maturity, however, the Portfolio's current return based on its net asset value will generally be lower as a result of such action than it would have been had such action not been taken. Ginnie Maes and other mortgage-backed or mortgage-related securities in which the Portfolio invests may not be an effective means of "locking in" favorable long-term interest rates since the Portfolio must reinvest scheduled and unscheduled principal payments relating to such securities. At the time principal payments or prepayments are received by the Portfolio and reinvested, prevailing interest rates may be higher or lower than the Portfolio's current yield.

At times when the Portfolio has written call options, its ability to profit from declining interest rates will be limited. Any resulting appreciation in the value of the Portfolio would likely be partially or wholly offset by the losses on call options written by the Portfolio. The termination of option positions under such conditions would result in the realization of capital losses, which would reduce the amounts available for distribution to shareholders.


ALLIANCE HIGH YIELD PORTFOLIO--INVESTMENT POLICIES

The Alliance High Yield Portfolio attempts to achieve its objective by investing primarily in a diversified mix of high yield, fixed income securities, which generally involve greater volatility of price and risk of principal and income than high quality fixed income securities.

Ordinarily, the Portfolio will invest a portion of its assets in fixed income securities which have a high current yield and that are either rated in the lower categories of NRSROs (i.e., rated Baa or lower by Moody's or BBB or lower by S&P) or are unrated. The Portfolio may also make temporary investments in money market instruments of the same type as the Alliance Money Market Portfolio. The Portfolio will not invest more than 10% of its total assets in
(i) fixed income securities which are rated lower than B3 or B- or their equivalents by one NRSRO or if unrated are of equivalent quality as determined by Alliance, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by an NRSRO or if unrated is of equivalent quality as determined by Alliance; however, this restriction will not apply to (i) fixed income securities which, in the opinion of Alliance, have similar characteristics to securities which are rated B3 or higher by Moody's or B- or higher by S&P, or
(ii) money market instruments of any entity that has an unsecured issue of outstanding debt which, in the opinion of Alliance, has similar characteristics to securities which are so rated. See Appendix A, "Description of Bond Ratings," for a description of each rating category.


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                                       15                The Hudson River Trust

In the event that any securities held by the Alliance High Yield Portfolio fall below those ratings, the Portfolio will not be obligated to dispose of such securities and may continue to hold such securities if, in the opinion of Alliance, such investment is considered appropriate under the circumstances.

For the fiscal year ended December 31, 1997, the approximate percentages of the Portfolio's average assets invested in securities of each rating category, determined on a dollar weighted basis, were as follows: 10% in securities rated AAA or its equivalent, 6.8% in securities rated BB or its equivalent, 69.2% in securities rated B or its equivalent and 4% in securities rated CCC or its equivalent. Of these securities, 90% were rated by an NRSRO and 10% were unrated. All of the unrated securities were considered by the investment adviser to be of comparable quality to the Portfolio's investments rated by an NRSRO.

The Portfolio may also invest in fixed income securities which are providing high current yields because of risks other than credit, such as prepayment risks, in the case of mortgage-backed securities, or currency risks, in the case of non-U.S. dollar denominated foreign securities. The Portfolio may also be invested in common stocks and other equity-type securities (such as convertible debt securities). See "Investment Techniques--Fixed Income Securities" and "Investment Techniques--Risk Factors of Lower Rated Fixed Income Securities," below.

The Alliance High Yield Portfolio will attempt to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers. Substantially all of the Portfolio's investments will be income producing. The Portfolio will use various strategies in attempting to achieve its objective. The Portfolio may make secured loans of its portfolio securities without limitation. See "Investment Techniques--Securities Lending," below. In order to enhance its current return and to reduce fluctuations in net asset value, the Portfolio may write covered call and put options and may purchase call and put options on individual fixed income securities, securities indexes and foreign currencies. The Portfolio may also purchase and sell stock index, interest rate and foreign currency futures contracts and options thereon. See "Investment Techniques--Options," "Investment Techniques--Futures," and "Risk Factors in Options and Futures," below.


INVESTMENT TECHNIQUES


The Portfolios have the flexibility to invest, within limits, in a variety of instruments designed to enhance their investment capabilities. All of the Portfolios may make investments in repurchase agreements, and all of the Portfolios may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Portfolios, other than the Alliance Money Market Portfolio, may write (i.e., sell) covered put and call options and buy put and call options on securities and securities indexes. The Portfolios, other than the Alliance Money Market and Alliance Intermediate Government Securities Portfolios, may also write covered put and call options and buy put and call options on foreign currencies. The Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth, Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Intermediate Government Securities and Alliance Growth and Income Portfolios may buy and sell exchange-traded financial futures contracts, and options thereon. A brief description of certain of these investment instruments and their risks appears below. More detailed information is to be found in the SAI.



MORTGAGE-BACKED AND ASSET-BACKED SECURITIES


The Portfolios may invest in mortgage-backed securities, which are mortgage loans made by banks, savings and loan institutions and other lenders that are assembled into pools, that are (i) issued by an agency of the U.S. Government (such as GNMA) whose securities are guaranteed by the U.S. Treasury, (ii) issued by an instrumentality of the U.S. Government (such as FNMA) whose securities are supported by the instrumentality's right to borrow from the U.S. Treasury, at the discretion of the U.S. Treasury, though not backed by the full faith and credit of the U.S. Government itself, or (iii) collateralized by U.S. Treasury obligations or U.S. Government agency securities. Interests in such pools are described in this prospectus as mortgage-backed securities. The Portfolios may invest in (i) mortgage-backed securities, including GNMA, FNMA and FHLMC certificates, (ii) CMOs that are issued by non-governmental



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The Hudson River Trust                 16
entities and collateralized by U.S. Treasury obligations or by U.S. Government agency or instrumentality securities, (iii) REMICs and (iv) other asset-backed securities. Other asset-backed securities (unrelated to mortgage loans) may include securities such as certificates for automobile receivables ("CARS") and credit card receivable securities ("CARDS") as well as other asset-backed securities that may be developed in the future.

The rate of return on mortgage-backed securities, such as GNMA, FNMA and FHLMC certificates and CMOs, and, to a lesser extent, asset-backed securities may be affected by early prepayment of principal on the underlying loans or receivables. Prepayment rates vary widely and may be affected by changes in market interest rates. It is not possible to predict with certainty the average life of a particular mortgage pool or pool of loans or receivables. Reinvestment of principal may occur at higher or lower rates than the original yield. Therefore, the actual maturity and realized yield on mortgage-backed securities and, to a lesser extent, asset-backed securities will vary based upon the prepayment experience of the underlying pool of mortgages or pool of loans or receivables.

The fixed rate mortgage-backed and asset-backed securities in which the Alliance Money Market Portfolio invests will have remaining maturities of less than one year. The Portfolios may also invest in floating or variable rate mortgage-backed and asset-backed securities on the same terms as they may invest in floating or variable rate notes, described below under "Certain Money Market Instruments."


CERTAIN MONEY MARKET INSTRUMENTS

All of the Portfolios may invest in money market instruments, including certificates of deposit, time deposits, bankers' acceptances, bank notes and other short-term debt obligations issued by commercial banks or savings and loan associations ("S&Ls"). Certificates of deposit are receipts from a bank or an S&L for funds deposited for a specified period of time at a specified rate of return. Time deposits in banks or S&Ls are generally similar to certificates of deposit, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions.

The Portfolios may also invest in commercial paper, meaning short-term, unsecured promissory notes issued by corporations to finance their short-term credit needs. In addition, these Portfolios may invest in variable or floating rate notes. Variable and floating rate notes provide for automatic establishment of a new interest rate at fixed periodic intervals (e.g., daily or monthly) or whenever some specified interest rate changes. The interest rate on variable or floating rate securities is ordinarily determined by reference to some other objective measure such as the U.S. Treasury bill rate. Many floating rate notes have put or demand features which allow the holder to put the note back to the issuer or the broker who sold it at certain specified times and upon notice. Floating rate notes without such a put or demand feature, or in which the notice period is greater than seven days, may be considered illiquid securities.


FIXED INCOME SECURITIES

Fixed income securities include preferred and preference stocks and all types of debt obligations of both domestic and foreign issuers (such as bonds, debentures, notes, equipment lease certificates, equipment trust certificates, conditional sales contracts, commercial paper, mortgage-backed securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

Corporate debt securities may bear fixed, contingent or variable rates of interest and may involve equity features, such as conversion or exchange rights or warrants for the acquisition of stock of the same or a different issuer or participation based on revenues, sales or profits or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).


RISK FACTORS OF LOWER RATED FIXED INCOME SECURITIES

Fixed income investments that have a high current yield and that are either rated in the lower categories by NRSROs (i.e., Baa or lower by Moody's or BBB or lower by S&P) or are unrated but of comparable quality are known as "junk bonds" and are regarded as predominantly speculative with respect to the


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                                       17                The Hudson River Trust
issuer's continuing ability to meet principal and interest payments. Because investment in medium and lower quality bonds involves greater investment risk, achievement of a Portfolio's investment objective will be more dependent on Alliance's analysis than would be the case if that Portfolio were investing in higher quality bonds. Medium and lower quality bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds. For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high yield bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals or obtain additional financing. In addition, the secondary trading market for medium and lower quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult for the Portfolio to value accurately certain portfolio securities. Further, as with many corporate bonds (including investment grade issues), there is the risk that certain high yield bonds containing redemption or call provisions may be called by the issuers of such bonds in a declining interest rate market, and the relevant Portfolio would then have to replace such called bonds with lower yielding bonds, thereby decreasing the net investment income to the Portfolio. Prepayment of mortgages underlying mortgage-backed securities, even though these securities will generally be rated in the higher categories of NRSROs, may also reduce their current yield and total return. However, Alliance intends to invest in these securities only when the potential benefits to a Portfolio are deemed to outweigh the risks.


REPURCHASE AGREEMENTS

In repurchase agreements, a Portfolio buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a future date. During the term of the repurchase agreement, the Portfolio's custodian retains the securities subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the securities subject to the agreement and requires the seller to deposit with the Portfolio's custodian collateral equal to any amount by which the market value of the securities subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The creditworthiness of sellers is determined by Alliance, subject to the direction of and review by the Board of Trustees. Such transactions afford an opportunity for the Portfolio to earn a fixed rate of return on available cash at minimal market risk, although the Portfolio may be subject to various delays and risks of loss if the seller is unable to meet its obligation to repurchase. The staff of the SEC currently takes the position that repurchase agreements maturing in more than seven days are illiquid securities. No Portfolio will enter into a repurchase agreement if as a result more than 15% (10% in the case of the Alliance Money Market Portfolio) of the Portfolio's net assets would be invested in "illiquid securities."


LOAN ASSIGNMENTS AND PARTICIPATIONS

The Alliance High Yield Portfolio may invest in participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates. These investments are subject to the same risks associated with fixed income securities generally. For example, loans to foreign governments will involve a risk that the governmental entities responsible for the repayment of the loan may be unable, or unwilling, to pay interest and repay principal when due. In addition, loan participations and assignments are often not rated and may also be less liquid than other debt interests.

Even if the loans are secured, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral can be liquidated. Also, if a loan is foreclosed, the Portfolio could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Portfolio could be held liable as a co-lender.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement, and the Portfolio will generally


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The Hudson River Trust                 18
have to rely on the agent to apply appropriate credit remedies against a borrower. Consequently, loan participations may also be adversely affected by the insolvency of the lending bank or other intermediary.


FORWARD COMMITMENTS AND WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

The Portfolios may enter into forward commitments for the purchase or sale of securities and may purchase and sell securities on a when-issued or delayed delivery basis. Forward commitments and when- issued or delayed delivery transactions arise when securities are purchased or sold by a Portfolio with payment and delivery taking place in the future in order to secure what Alliance considers to be an advantageous price or yield to the Portfolio at the time of entering into the transaction. However, the market value of such securities may be more or less than the purchase price payable at settlement. No payment or delivery is made by the Portfolio until it receives delivery or payment from the other party to the transaction. When a Portfolio engages in forward commitments or when-issued or delayed delivery transactions, the Portfolio relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Portfolio missing the opportunity of obtaining an advantageous price or yield. Forward commitments and when-issued and delayed delivery transactions are generally expected to settle within four months from the date the transactions are entered into, although the Portfolio may close out its position prior to the settlement date. The Portfolio's custodian will maintain, in a segregated account of the Portfolio, liquid assets having a value equal to or greater than the Portfolio's purchase commitments; the custodian will likewise segregate securities sold under a forward commitment or on a delayed delivery basis. A Portfolio will sell on a forward settlement basis only securities it owns or has the right to acquire.


OPTIONS


The Portfolios, other than the Alliance Money Market Portfolio, may write
(sell) covered put and call options and buy put and call options, including options relating to individual securities and securities indexes. The Portfolios, other than the Alliance Money Market and Alliance Intermediate Government Securities Portfolios, may also write covered put and call options and buy put and call options on foreign currencies.


A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security at a fixed or determinable price (called the exercise or strike price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security at a fixed or determinable price upon exercise of the option. In the case of index options, exercises are settled through the payment of cash rather than the delivery of property. A call option on a security will be considered covered, for example, if the Portfolio holds the security upon which the option is written. The Portfolios may write call options on securities or securities indexes for the purpose of increasing their return or to provide a partial hedge against a decline in the value of their portfolio securities or both. The Portfolios may write put options on securities or securities indexes in order to earn additional income or (in the case of put options written on individual securities) to purchase the underlying security at a price below the current market price. If a Portfolio writes an option which expires unexercised or is closed out by the Portfolio at a profit, it will retain all or part of the premium received for the option, which will increase its gross income. If the option is exercised, the Portfolio will be required to sell or purchase the underlying security at a disadvantageous price, or, in the case of index options, deliver an amount of cash, which loss may only be partially offset by the amount of premium received. Each of the Portfolios noted above may also purchase put or call options on securities and securities indexes in order to hedge against changes in interest rates or stock prices which may adversely affect the prices of securities that the Portfolio wants to purchase at a later date, to hedge its existing investments against a decline in value, or to attempt to reduce the risk of missing a market or industry segment advance. In the event that the expected changes in interest rates or stock prices occur, the Portfolio may be able to offset the resulting adverse effect on the Portfolio by exercising or selling the options purchased. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Portfolio upon exercise or liquidation of the option. Unless the price of the underlying security or level of the securities index changes by an amount in excess of the premium paid, the option may expire without value to the Portfolio. See "Risk Factors in Options and Futures," below.


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                                       19                The Hudson River Trust

Options purchased or written by the Portfolios may be traded on the national securities exchanges or negotiated with a dealer. Options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to such options. Such options, and the securities used as "cover" for such options, may be considered illiquid securities.

In instances in which a Portfolio has entered into agreements with primary dealers with respect to the over-the-counter options it has written, and such agreements would enable the Portfolio to have an absolute right to repurchase at a pre-established formula price the over-the-counter option written by it, the Portfolio would treat as illiquid securities only the amount equal to the formula price described above less the amount by which the option is "in-the-money," i.e., the amount by which the price of the option exceeds the exercise price.

The Portfolios, except the Alliance Money Market and Alliance Intermediate Government Securities Portfolios, may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. Such investment strategies will be used as a hedge and not for speculation. As in the case of other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on the national securities exchanges or in the over-the-counter market. As described above, options traded in the over-the-counter market may not be as actively traded as those on an exchange, so it may be more difficult to value such options. In addition, such options are subject to the risk that the counterparty may fail to meet its obligations to the Fund, and it may be difficult to enter into closing transactions with respect to options traded over-the-counter.


FUTURES

The Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors and Alliance Intermediate Government Securities Portfolios may each purchase and sell futures contracts and related options on debt securities and on indexes of debt securities to hedge against anticipated changes in interest rates that might otherwise have an adverse effect on the value of their assets or assets they intend to acquire. In addition, each Portfolio listed above (except the Alliance Intermediate Government Securities Portfolio) as well as the Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth and Alliance Growth and Income Portfolios may purchase and sell stock index futures contracts and related options to hedge the equity portion of its assets or equity assets it intends to acquire with regard to market risk (as distinguished from stock-specific risk). As described below under "Foreign Securities and Currencies," the Alliance High Yield, Alliance Global, Alliance International, Alliance Conservative Investors, Alliance Growth Investors, Alliance Common Stock, Alliance Aggressive Stock, Alliance Small Cap Growth and Alliance Growth and Income Portfolios may each enter into futures contracts and related options on foreign currencies in order to limit its exchange rate risk. All futures contracts and related options will be traded on exchanges that are licensed and regulated by the Commodity Futures Trading Commission ("CFTC"). All of the Portfolios, except the Alliance Money Market Portfolio, may enter into futures contracts and buy and sell related options without limitation, except as noted below. Pursuant to regulations of the CFTC which provide an exemption from registration as a commodity pool operator, a Portfolio will not purchase or sell futures contracts or options on futures contracts unless either (i) the futures contracts or options thereon are for "bona fide hedging" purposes (as that term is defined under the CFTC regulations) or (ii) the sum of amounts of initial margin deposits and premiums required to establish non-hedging positions would not exceed 5% of the Portfolio's liquidation value. When a Portfolio purchases or sells a futures contract or


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The Hudson River Trust                 20
writes a put or call option on a futures contract, the Portfolio will segregate with its custodian liquid assets (less any related margin deposits) equal to the cost of the futures contract it intends to sell or purchase to insure that such futures positions are not leveraged, or may otherwise cover such positions.


FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

All the Portfolios, except the Alliance Money Market and Alliance Intermediate Government Securities Portfolios, may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract.

Generally, such forward contracts will be for a period of less than three months. The Portfolios will enter into forward contracts for hedging purposes only. These transactions will include forward purchases or sales of foreign currencies for the purpose of protecting the U.S. dollar value of securities denominated in a foreign currency or protecting the U.S. dollar equivalent of interest or dividends to be paid on such securities. Forward contracts are traded in the inter-bank market, and not on organized commodities or securities exchanges.


RISK FACTORS IN OPTIONS AND FUTURES

To the extent a hedging transaction is effective, it will protect the value of the securities or currencies which are hedged but may reduce or eliminate the potential for gain. The effectiveness of a hedge depends, among other things, on the correlation between the price movements of the hedging vehicle and the hedged items, but these correlations generally are imperfect. A hedging transaction may produce a loss as a result of such imperfect correlations or for other reasons. The risks of trading futures contracts also include the risks of inability to effect closing transactions or to do so at favorable prices; consequently, losses from investing in futures contracts are potentially unlimited. The risks of option trading include possible loss of the entire premium on purchased options and inability to effect closing transactions at favorable prices. The extent to which a Portfolio can benefit from investments involving options and futures contracts may also be limited by various tax rules. Favorable results from options and futures transactions may depend on the investment adviser's ability to predict correctly the direction of securities prices, interest rates and other economic factors.


FOREIGN SECURITIES AND CURRENCIES

All of the Portfolios, except the Alliance Intermediate Government Securities Portfolio, may invest in foreign securities. For these purposes, "foreign securities" are securities of foreign issuers that are not traded in U.S. markets. Each of the Portfolios, except the Alliance Intermediate Government Securities Portfolio, may invest in American depositary receipts and securities of foreign issuers that are traded in U.S. markets. These securities may involve certain of the risks described below for foreign securities.

Investments in foreign securities may involve a higher degree of risk because of limited publicly available information, non-uniform accounting, auditing and financial standards, reduced levels of government regulation of foreign securities markets, difficulties and delays in transaction settlements, lower liquidity and greater volatility, withholding or confiscatory taxes, changes in currency exchange rates, currency exchange control regulations and restrictions on and the costs associated with the exchange of currencies and expropriation, nationalization or other adverse political or economic developments. It may also be more difficult to obtain and enforce a judgment against a foreign issuer or enterprise and there may be difficulties in effecting the repatriation of capital invested abroad. In addition, banking, securities and other business operations abroad may not be subject to regulation as rigorous as that applicable to similar activities in the United States. Further, there may be restrictions on foreign investment in some countries. Special tax considerations apply to foreign securities, and foreign brokerage commissions and other fees are generally higher than in the United States.

The Portfolios may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.


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                                       21                The Hudson River Trust

SECURITIES LENDING

For purposes of realizing additional income, each Portfolio may lend securities with a value of up to 50% of its total assets to broker-dealers approved by the Board of Trustees. In addition, the Alliance High Yield and Alliance Intermediate Government Securities Portfolios may each make secured loans of its portfolio securities without restriction. Any such loan of portfolio securities will be continuously secured by collateral at least equal to the value of the security loaned. Such collateral will be in the form of cash, marketable securities issued or guaranteed by the U.S. Government or its agencies, or a standby letter of credit issued by qualified banks. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by Alliance to be of good standing and will not be made unless, in the judgment of Alliance, the consideration to be earned from such loans would justify the risk.


PORTFOLIO TURNOVER

Portfolio turnover rates are set forth under "Financial Highlights." These rates of portfolio turnover may be greater than those of most other investment companies. A high rate of portfolio turnover involves correspondingly greater brokerage and other expenses than a lower rate, which must be borne by the Portfolio.


CERTAIN INVESTMENT RESTRICTIONS

The following restrictions apply to all of the Portfolios, unless otherwise stated, and are fundamental. Unless permitted by law, they will not be changed for any Portfolio without a vote of that Portfolio's shareholders. Additional investment restrictions appear in the SAI.

The Alliance High Yield and Alliance Intermediate Government Securities Portfolios may make secured loans of portfolio securities or cash without limitation. None of the other Portfolios will make loans, except that each such Portfolio may make loans of portfolio securities not exceeding 50% of the value of that Portfolio's total assets. This restriction does not prevent a Portfolio from purchasing debt obligations in which a Portfolio may invest consistent with its investment policies, or from buying government obligations, short-term commercial paper or publicly traded debt, including bonds, notes, debentures, certificates of deposit, and equipment trust certificates, nor does this restriction apply to loans made under insurance policies or through entry into repurchase agreements to the extent they may be viewed as loans.

Each Portfolio, except as noted below, elects not to "concentrate" investments in an industry, as that concept is defined under applicable federal securities laws. In general, this means that no Portfolio will make an investment in an industry if that investment would make the Portfolio's holdings in that industry exceed 25% of the Portfolio's total assets. However, this restriction does not apply to investments by the Alliance Money Market Portfolio in certificates of deposit or securities issued and guaranteed by domestic banks. Furthermore, the U.S. Government, its agencies and instrumentalities are not considered members of any industry for purposes of this restriction.

Each Portfolio intends to be "diversified," as that term is defined under applicable federal securities laws. In general, this means that no Portfolio will make an investment unless, when considering all its other investments, 75% of the value of the Portfolio's assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies and other securities. For the purposes of this restriction, "other securities" are limited for any one issuer to not more than 5% of the value of the Portfolio's total assets and to not more than 10% of the issuer's outstanding voting securities.

As a matter of operating policy, except as noted below, the Alliance Money Market Portfolio will invest no more than 5% of the value of its total assets, at the time of acquisition, in the securities of any one issuer, other than obligations of the U.S. Government, its agencies and instrumentalities. However, the Alliance Money Market Portfolio may invest up to 25% of the value of its total assets in First Tier Securities (as defined in Rule 2a-7 under the Investment Company Act of 1940) of a single issuer for a period of up to three business days after the purchase of such securities. The Alliance Money Market


--------------------------------------------------------------------------------
The Hudson River Trust                 22

Portfolio will also not (i) invest more than 5% of the value of its total assets, at time of acquisition, in Second Tier Securities (as defined in Rule 2a-7 under the Investment Company Act of 1940) or (ii) invest more than the greater of 1% of the value of the Portfolio's total assets or $1,000,000, at the time of acquisition, in Second Tier Securities of a single issuer.


MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES


The Board of Trustees is responsible for the management of the business and affairs of the Trust as provided in the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust and By-laws.


THE INVESTMENT ADVISER


Alliance, the main office of which is located at 1345 Avenue of the Americas, New York, New York 10105, serves as investment adviser to the Trust pursuant to an investment advisory agreement, relating to each of the Portfolios, between the Trust and Alliance. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable.


Alliance is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). Alliance, a leading international investment adviser, acts as an investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides investment advisory and management services to other investment companies and to endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


Alliance manages the day-to-day investment operations of the Trust and exercises responsibility for the investment and reinvestment of the Trust's assets. Alliance provides, without charge, personnel to the Trust to render such clerical, administrative and other services, other than investor services or accounting services, as the Trust may request.


The advisory fee payable by the Trust is at the following annual percentages of the value of each Portfolio's daily average net assets:

                                                       FIRST          NEXT          NEXT          NEXT
                                                   $750 MILLION   $750 MILLION   $1 BILLION   $2.5 BILLION    THEREAFTER
                                                  -------------- -------------- ------------ -------------- -------------
Alliance International ..........................      0.900%         0.825%        0.800%        0.780%         0.770%
Alliance Global .................................      0.675%         0.600%        0.550%        0.530%         0.520%
Alliance Aggressive Stock .......................      0.625%         0.575%        0.525%        0.500%         0.475%
Alliance Common Stock ...........................      0.475%         0.425%        0.375%        0.355%         0.345%*
Alliance Growth and Income ......................      0.550%         0.525%        0.500%        0.480%         0.470%
Alliance Small Cap Growth .......................      0.900%         0.850%        0.825%        0.800%         0.775%
Alliance Growth Investors .......................      0.550%         0.500%        0.450%        0.425%         0.400%
Alliance Conservative Investors .................      0.475%         0.425%        0.375%        0.350%         0.325%
Alliance High Yield .............................      0.600%         0.575%        0.550%        0.530%         0.520%
Alliance Intermediate Government Securities .....      0.500%         0.475%        0.450%        0.430%         0.420%
Alliance Money Market ...........................      0.350%         0.325%        0.300%        0.280%         0.270%

* On assets in excess of $10 billion, the management fee for the Alliance Common Stock Portfolio is reduced to 0.335% of average daily net assets.


--------------------------------------------------------------------------------
                                       23                The Hudson River Trust

THE PORTFOLIO MANAGERS


ALLIANCE CONSERVATIVE INVESTORS AND ALLIANCE GROWTH INVESTORS PORTFOLIOS


Robert G. Heisterberg has been the person principally responsible for the Alliance Conservative Investors and Alliance Growth Investors Portfolios' investment programs since February 12, 1996. Mr. Heisterberg, a Senior Vice President of Alliance and Global Economic Policy Analysis, has been associated with Alliance since 1977.



ALLIANCE GROWTH AND INCOME PORTFOLIO

Paul Rissman and W. Theodore Kuck have been the persons principally responsible for the Alliance Growth and Income Portfolio's investment program, Mr. Rissman since 1996 and Mr. Kuck since the Portfolio's inception. Mr. Rissman, a Senior Vice President of Alliance, has been associated with Alliance since 1989. Mr. Kuck, a Vice President of Alliance, has been associated with Alliance since 1971.*


ALLIANCE COMMON STOCK PORTFOLIO

Tyler J. Smith has been the person principally responsible for the Alliance Common Stock Portfolio's investment program since 1977. Mr. Smith, a Senior Vice President of Alliance, has been associated with Alliance since 1970.*


ALLIANCE GLOBAL AND ALLIANCE INTERNATIONAL PORTFOLIOS

Bruce Calvert and Ronald L. Simcoe have been the persons principally responsible for the Alliance Global Portfolio's investment program, Mr. Calvert since 1998 and Mr. Simcoe since 1988; and the Alliance International Portfolio's investment program, Mr. Calvert since 1998 and Mr. Simcoe since its inception. Mr. Calvert, the Vice Chairman and Chief Investment Officer of Alliance, has been associated with Alliance since 1973. Mr. Simcoe, a Vice President of Alliance, has been associated with Alliance since 1978.*


ALLIANCE AGGRESSIVE STOCK PORTFOLIO

Alden M. Stewart and Randall E. Haase have been the persons principally responsible for the Alliance Aggressive Stock Portfolio's investment program since 1993. Mr. Stewart, an Executive Vice President of Alliance, has been associated with Alliance since 1970.* Mr. Haase, a Senior Vice President of Alliance, has been associated with Alliance since 1988.*


ALLIANCE SMALL CAP GROWTH PORTFOLIO

Michael F. Gaffney has been the person principally responsible for the Alliance Small Cap Growth Portfolio's investment program since its inception. Mr. Gaffney, a Senior Vice President of Alliance, has been associated with Alliance since 1987.*



ALLIANCE MONEY MARKET PORTFOLIO


Raymond J. Papera has been the person principally responsible for the Alliance Money Market Portfolio's investment program since 1990. Mr. Papera, a Senior Vice President of Alliance, has been associated with Alliance since 1990.*


ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES PORTFOLIO

Patricia J. Young and Jeffrey S. Phlegar have been the persons principally responsible for the Alliance Intermediate Government Securities Portfolio's investment program, Ms. Young since 1995 and Mr. Phlegar since 1997. Ms. Young, a Senior Vice President of Alliance, has been associated with Alliance since 1992. Mr. Phlegar, a Senior Vice President of Alliance, has been associated with Alliance since 1988.


--------------------------------------------------------------------------------
The Hudson River Trust                 24

ALLIANCE HIGH YIELD PORTFOLIO


Wayne C. Tappe has been the person principally responsible for the Alliance High Yield Portfolio's investment program since 1995. Mr. Tappe, a Senior Vice President of Alliance, has been associated with Alliance since 1987.*

----------------
* Prior to July 22, 1993, with Equitable Capital Management Corporation ("Equitable Capital"). On that date Alliance acquired the business and substantially all of the assets of Equitable Capital and became the investment adviser to the Trust.


THE TRUST'S EXPENSES


The Trust pays all of its operating expenses not specifically assumed by Alliance. The expenses borne by the Trust include or could include taxes; brokerage commissions; interest charges; securities lending fees; fees and expenses of the registration or qualification of a Portfolio's securities under federal or state securities laws; fees of the Portfolio's custodian, transfer agent, independent accountants and legal counsel; all expenses of shareholders' and trustees' meetings; all expenses of the preparation, typesetting, printing and mailing to existing shareholders of prospectuses, prospectus supplements, statements of additional information, proxy statements, and annual and semi-annual reports; any proxy solicitor's fees and expenses; costs of fidelity bonds and Trustees' liability insurance premiums as well as extraordinary expenses such as indemnification payments or damages awarded in litigation or settlements made; any membership fees of the Investment Company Institute and similar organizations; costs of maintaining the Trust's corporate existence and the compensation of Trustees who are not directors, officers, or employees of Alliance or its affiliates. The following table, reflecting the Trust's estimated expenses, is based on information for Class IB shares for the year ended December 31, 1997 and has been restated to reflect (i) the fees that would have been paid to Alliance if the present advisory agreement had been in effect as of January 1, 1997 and (ii) estimated accounting expenses for the year ended December 31, 1997.


                                                                      ALLIANCE
                                        ALLIANCE        ALLIANCE       GROWTH       ALLIANCE     ALLIANCE
                                      CONSERVATIVE       GROWTH         AND          COMMON      SMALL CAP
                                        INVESTORS      INVESTORS       INCOME        STOCK        GROWTH
TYPE OF EXPENSE                         PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
----------------------------------   --------------   -----------   -----------   -----------   ----------
Investment Advisory Fees .........         0.48%          0.52%         0.55%         0.37%         0.90%
12b-1 Fees .......................         0.25%          0.25%         0.25%         0.25%         0.25%
Other Expenses ...................         0.07%          0.05%         0.04%         0.03%         0.05%
                                           ----           ----          ----          ----          ----
Total Expenses ...................         0.80%          0.82%         0.84%         0.65%         1.20%
                                           ====           ====          ====          ====          ====

                                                                                   ALLIANCE
                                                     ALLIANCE       ALLIANCE     INTERMEDIATE      ALLIANCE
                                       ALLIANCE     AGGRESSIVE       MONEY        GOVERNMENT         HIGH         ALLIANCE
                                        GLOBAL         STOCK         MARKET       SECURITIES        YIELD       INTERNATIONAL
TYPE OF EXPENSE                       PORTFOLIO      PORTFOLIO     PORTFOLIO       PORTFOLIO      PORTFOLIO       PORTFOLIO
----------------------------------   -----------   ------------   -----------   --------------   -----------   --------------
Investment Advisory Fees .........       0.65%          0.54%         0.35%           0.50%          0.60%           0.90%
12b-1 Fees .......................       0.25%          0.25%         0.25%           0.25%          0.25%           0.25%
Other Expenses ...................       0.08%          0.03%         0.04%           0.06%          0.04%           0.18%
                                         ----           ----          ----            ----           ----            ----
Total Expenses ...................       0.98%          0.82%         0.64%           0.81%          0.89%           1.33%
                                         ====           ====          ====            ====           ====            ====


--------------------------------------------------------------------------------
                                       25                The Hudson River Trust

Actual investment advisory fees, other expenses and total expenses for the period ended December 31, 1997 were as follows:

                                                                      ALLIANCE
                                        ALLIANCE        ALLIANCE       GROWTH        ALLIANCE      ALLIANCE
                                      CONSERVATIVE       GROWTH          AND          COMMON      SMALL CAP
                                        INVESTORS      INVESTORS       INCOME         STOCK         GROWTH
TYPE OF EXPENSE                        PORTFOLIO*      PORTFOLIO     PORTFOLIO*     PORTFOLIO     PORTFOLIO*
----------------------------------   --------------   -----------   ------------   -----------   -----------
Investment Advisory Fees .........         0.48%          0.52%          0.55%         0.36%         0.90%
12b-1 Fees .......................         0.25%          0.25%          0.25%         0.25%         0.20%
Other Expenses ...................         0.07%          0.05%          0.03%         0.03%         0.05%
                                           ----           ----           ----          ----          ----
Total Expenses ...................         0.80%          0.82%          0.83%         0.64%         1.15%
                                           ====           ====           ====          ====          ====

                                                                                   ALLIANCE
                                                     ALLIANCE       ALLIANCE     INTERMEDIATE      ALLIANCE
                                       ALLIANCE     AGGRESSIVE       MONEY        GOVERNMENT         HIGH         ALLIANCE
                                        GLOBAL         STOCK         MARKET       SECURITIES        YIELD       INTERNATIONAL
TYPE OF EXPENSE                       PORTFOLIO      PORTFOLIO     PORTFOLIO      PORTFOLIO*      PORTFOLIO      PORTFOLIO*
----------------------------------   -----------   ------------   -----------   --------------   -----------   --------------
Investment Advisory Fees .........       0.63%          0.53%         0.35%           0.50%          0.60%           0.90%
12b-1 Fees .......................       0.25%          0.25%         0.25%           0.25%          0.25%           0.25%
Other Expenses ...................       0.09%          0.03%         0.03%           0.06%          0.03%           0.23%
                                         ----           ----          ----            ----           ----            ----
Total Expenses ...................       0.97%          0.81%         0.63%           0.81%          0.88%           1.38%
                                         ====           ====          ====            ====           ====            ====

* Annualized expenses for the period May 1, 1997 to December 31, 1997.


TRANSACTIONS WITH AFFILIATES

In December 1984, Equitable acquired Donaldson, Lufkin & Jenrette, Inc. ("DLJ"). A DLJ subsidiary, Donaldson, Lufkin & Jenrette Securities Corporation, is one of the nation's largest investment banking and securities firms. Another DLJ subsidiary, Autranet, Inc., is a securities broker that markets independently originated research to institutions. Through the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corporation, DLJ supplies security execution and clearance services to financial intermediaries including broker-dealers and banks. To the extent permitted by law, the Trust may engage in securities and other transactions with the above entities or may invest in shares of the investment companies with which those entities have affiliations. The Investment Company Act generally prohibits the Trust from engaging in securities transactions with DLJ or its affiliates, as principal, unless pursuant to an exemptive order from the SEC. The Trust may apply for such exemptive relief. The Trust has adopted procedures, prescribed by Section 17(e)(2)(A) of the Investment Company Act and Rule 17e-1 thereunder, which are reasonably designed to provide that any commissions it pays to DLJ or its affiliates do not exceed the usual and customary broker's commission. In addition, the Trust will adhere to Section 11(a) of the Securities Exchange Act of 1934 and any applicable rules thereunder governing floor trading. The Trust has adopted procedures permitting it to purchase securities, under certain restrictions prescribed by an SEC rule, in a public offering in which DLJ or an affiliate is an underwriter.


YEAR 2000

Many computer software systems in use today cannot properly process date-related information relating to periods from and after January 1, 2000. Should any of the computer systems employed by the Trust's major service providers fail to process this type of information properly, that could have a negative impact on the Trust's operations and services that are provided to the Trust's shareholders. Alliance has advised the Trust that it is reviewing all of its computer systems with the goal of modifying or replacing such systems prior to January 1, 2000, to the extent necessary to foreclose any such negative impact. In addition, Alliance has been advised by the Trust's custodian that it is also in the process of reviewing its systems with the same goal. As of the date of this prospectus, the Trust and Alliance have no reason to believe that these goals will not be achieved. Similarly, the values of certain of the portfolio securities held by the Trust may be adversely affected by the inability of the securities' issuers or of third parties to process this type of information properly.


--------------------------------------------------------------------------------
The Hudson River Trust                 26

DESCRIPTION OF THE TRUST'S SHARES


CHARACTERISTICS

The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest, without par value. The Trust is divided into fourteen portfolios, each of which has Class IA and Class IB shares. The Board of Trustees may establish additional Portfolios and additional classes of shares. Each share of each class of a Portfolio shall be entitled to one vote (or fraction thereof in respect of a fractional share) on matters on which such shares (or class of shares) shall be entitled to vote. Shareholders of each Portfolio vote together on any matter, except to the extent otherwise required by the Investment Company Act, or when the Board of Trustees of the Trust have determined that the matter affects only the interest of shareholders of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon. Any matter shall be deemed to have been effectively acted upon with respect to each Portfolio if acted upon as provided in Rule 18f-2 under the Investment Company Act, or any successor rule, and in the Trust's Agreement and Declaration of Trust. The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Under the Trust's multi-class system, shares of each class of a Portfolio represent equal pro rata interests in the assets of that Portfolio and, generally, shall have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (1) each class shall have a different designation; (2) each class of shares shall bear its "Class Expenses"; (3) each class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (4) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; (5) each class may have separate exchange privileges, although exchange privileges are not currently contemplated; and (6) each class may have different conversion features, although a conversion feature is not currently contemplated. Expenses currently designated as "Class Expenses" by the Trust's Board of Trustees under the plan pursuant to Rule 18f-3 are currently limited to payments to the Distributor pursuant to the Distribution Plan for Class IB shares.


PURCHASE AND REDEMPTION

Class IB shares are offered at net asset value and are subject to distribution fees under the Distribution Plan. The price at which a purchase is effected is based on the next calculation of net asset value after an order is placed by an insurance company investing in the Trust. Net asset value per share is calculated for purchase and redemption of shares of each Portfolio by dividing the value of total Portfolio assets, less liabilities (including Trust expenses, which are accrued daily), by the total number of shares of that Portfolio outstanding. The net asset value per share of each Portfolio is determined each business day at 4:00 p.m. Eastern time. Values are not calculated on national business holidays.

The Trust has a distribution agreement for its Class IB shares with Equitable Distributors, Inc. (the "Distributor"), a Delaware corporation and an indirect, wholly-owned subsidiary of The Equitable Life Assurance Society of the United States located at 787 Seventh Avenue, New York, New York 10019.

The Trust has adopted the Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act for the Class IB shares of the Trust. Pursuant to the Distribution Plan, the Trust compensates the Distributor from assets attributable to the Class IB shares for services rendered and expenses borne in connection with activities primarily intended to result in the sale of Trust's Class IB shares. It is anticipated that a portion of the amounts received by the Distributor will be used to defray various costs incurred or paid by the Distributor in connection with the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of Class IB shares. The Distributor may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of Class IB shares.


--------------------------------------------------------------------------------
                                       27                The Hudson River Trust

The Distribution Plan provides that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% of the average daily net assets of a Portfolio attributable to its Class IB shares in respect of activities primarily intended to result in the sale of Class IB shares. However, under the distribution agreement payments to the Distributor for activities pursuant to the Distribution Plan are limited to payments at an annual rate equal to 0.25% of average daily net assets of a Portfolio, other than the Alliance Small Cap Growth Portfolio, attributable to its Class IB shares. With respect to the Alliance Small Cap Growth Portfolio, the Distributor will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equalling 1.20%. Under the terms of the Distribution Plan and the distribution agreement, each Portfolio is authorized to make payments monthly to the Distributor which may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class IB shares for such entities' fees or expenses incurred or paid in that regard.

The Distribution Plan is of a type known as a "compensation" plan because payments are made for services rendered to the Trust with respect to Class IB shares regardless of the level of expenditures by the distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan and in connection with their annual consideration of the Plan's renewal. The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Trust prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective Contract owners with respect to the Class IB shares of the Trust; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Class IB shares of the Trust; (c) holding seminars and sales meetings designed to promote the distribution of the Trust Class IB shares; (d) obtaining information and providing explanations to wholesale and retail distributors of Contracts regarding Trust investment objectives and policies and other information about the Trust and its Portfolios, including the performance of the Portfolios; (e) training sales personnel regarding the Class IB shares of the Trust; and (f) financing any other activity that the Distributor determines is primarily intended to result in the sale of Class IB shares.

All shares may be redeemed in accordance with the Trust's Agreement and Declaration of Trust and By-Laws. Class IB shares will be redeemed at their net asset value. Sales and redemptions of shares of the same class by the same shareholder on the same day will be netted. All redemption requests will be processed and payment with respect thereto will be made within seven days after tenders.

The Trust may also suspend redemption, if permitted by the Investment Company Act, for any period during which the New York Stock Exchange is closed or during which trading is restricted by the SEC or the SEC declares that an emergency exists. Redemption may also be suspended during other periods permitted by the SEC for the protection of the Trust's shareholders.


HOW ASSETS ARE VALUED

Values are determined according to accepted accounting practices and all laws and regulations that apply. The assets of each Portfolio are generally valued as follows, as further described in the SAI:

 o Stocks and debt securities which mature in more than 60 days are valued on the basis of market quotations.

 o Foreign securities not traded directly, or in American Depositary Receipt or similar form, in the United States are valued at representative quoted prices in the currency of the country of origin. Foreign currency amounts are translated into U.S. dollars at the bid price last quoted by a composite list of major U.S. banks.

 o Short-term debt securities in the Portfolios other than the Alliance Money Market Portfolio which mature in 60 days or less are valued at amortized cost, which approximates market value. Securities held in the Alliance Money Market Portfolio are valued at prices based on equivalent yields or yield spreads.


--------------------------------------------------------------------------------
The Hudson River Trust                 28

 o Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued in good faith by the Valuation Committee of the Board of Trustees using its best judgment.


DIVIDENDS, DISTRIBUTIONS AND TAXES


Under current federal income tax law, the Trust believes that each Portfolio is entitled, and the Trust intends that each Portfolio shall qualify each year and elect, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). As a regulated investment company, a Portfolio will not be subject to federal tax on its net investment income and net realized capital gains to the extent such income and gains are timely distributed to its insurance company shareholders. Accordingly, each Portfolio intends to distribute all of its net investment income and net realized capital gains to its shareholders. An insurance company which is a shareholder of a Portfolio will generally not be taxed on distributions from that Portfolio. All dividend distributions will be reinvested in full and fractional shares of the Portfolio to which they relate.

Although the Trust intends that it and the Portfolios will be operated so that they will have no federal income or excise tax liability, if any such liability is nevertheless incurred, the investment performance of the Portfolio or Portfolios incurring such liability will be adversely affected. In addition, Portfolios investing in foreign securities and currencies may be subject to foreign taxes which could reduce the investment performance of such Portfolios.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Internal Revenue Code, because the Trust funds certain types of Contracts, each Portfolio is also subject to the investment diversification requirements of Subchapter L of the Internal Revenue Code. Were any Portfolio to fail to comply with those requirements, owners of Contracts (other than "pension plan contracts") funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance is therefore carefully monitored by the investment adviser.

Certain additional tax information appears in the SAI.

For more information regarding the tax implications for owners of Contracts investing in the Trust, refer to the prospectuses for those products.

INVESTMENT PERFORMANCE

Each Portfolio may illustrate in advertisements or sales materials its average annual total return, which is the rate of growth of the Portfolio that would be necessary to achieve the ending value of an investment kept in the Portfolio for the period specified and is based on the following assumptions: (1) all dividends and distributions by the Portfolio are reinvested in shares of the Portfolio at net asset value, and (2) all recurring fees are included for applicable periods.

Each Portfolio may also illustrate in advertisements or sales materials its cumulative total return for several time periods throughout the Portfolio's life based on an assumed initial investment of $1,000. Any such cumulative total return for each Portfolio will assume the reinvestment of all income dividends and capital gains distributions for the indicated periods and will include all recurring fees.

The Alliance Money Market Portfolio may illustrate in advertisements or sales materials its yield and effective yield. The Portfolio's yield refers to income generated by an investment in the Portfolio over a 7-day period, expressed as an annual percentage rate. The Alliance Money Market Portfolio's effective yield is calculated similarly but assumes that income earned from the investment is reinvested. The Portfolio's effective yield will be slightly higher than its yield because of the compounding effect of this assumed reinvestment.


--------------------------------------------------------------------------------
                                       29                The Hudson River Trust

The Alliance Intermediate Government Securities and Alliance High Yield Portfolios each may illustrate in advertisements or sales materials its yield based on a recent 30-day period, which reflects the income per share earned by that Portfolio's investments. The yield is calculated by dividing that Portfolio's net investment income per share during that period by the net asset value on the last day of that period and annualizing the result.


These performance figures are based on historical earnings and are not intended to indicate future performance. Nor do they reflect fees and charges imposed under the Contracts, which fees and charges will reduce such performance figures; therefore, these figures may be of limited use for comparative purposes. No Portfolio will use information concerning its investment performance in advertisements or sales materials unless appropriate information concerning the relevant separate account is also included.


--------------------------------------------------------------------------------
                                       30                    Hudson River Trust

                                   APPENDIX A


DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

 o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

 o Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

 o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

 o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

 o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

 o The rating C1 is reserved for income bonds on which no interest is being paid.

 o Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.


Moody's ratings are as follows:

 o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

 o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

 o Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

 o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


--------------------------------------------------------------------------------
                                      A-1                The Hudson River Trust

 o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


 o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


 o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


 o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.


 o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its rating category.


--------------------------------------------------------------------------------
The Hudson River Trust                A-2

                                  APPENDIX B


PERFORMANCE INFORMATION

The following tables provide performance results for The Hudson River Trust Portfolios, net of investment management fees and direct operating expenses of the Trust, together with comparative benchmarks, including both unmanaged market indexes and universes of managed portfolios. The unmanaged market indexes do not reflect any asset-based charges for investment management or other expenses, which are inapplicable to these benchmarks. The rates of return shown for the Portfolios are not an estimate or guarantee of future investment performance and do not take into account charges applicable to the Contracts or imposed at the separate account level. The ultimate change in Contract values will depend not only on the performance of the Portfolios at the underlying Trust level, but also on the insurance and administrative charges, applicable sales charges, and the mortality and expense risk charge applicable under such Contracts. These Contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Lipper averages are contained in Lipper's survey of the performance of a large number of mutual funds. This survey is published by Lipper Analytical Services, Inc., a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, direct operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. Performance data for funds which assess sales charges in other ways do not reflect deductions for sales charges. Performance data shown for the Portfolios does not reflect deduction for sales charges (which are assessed at the policy level). This means that to the extent that asset-based sales charges deducted by some funds have lowered the Lipper averages, the performance data shown for the Portfolios appears relatively more favorable than the performance data for the Lipper averages.

The performance results presented below are based on Portfolio percent changes in net asset values with dividends and capital gains reinvested. Similarly, the market indexes have been adjusted, where necessary, to reflect the benefit of reinvestment of income, dividends and capital gains. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. Performance results shown for periods prior to the commencement of operations with respect to Class IB shares represent the performance of Class IA shares, restated to reflect the distribution fees payable by Class IB shares.

From time to time the Trust and/or its shareholders may include in reports or in advertising material descriptions of general economic and market conditions affecting the Trust and/or its shareholders and may compare the performance of the Trust's Portfolios with (1) that of other insurance company separate accounts, if appropriate, or mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus, or (3) data developed by the Trust and/or its shareholders derived from such indices or averages.

Each Portfolio's performance may also be compared to the performance of other mutual funds by Morningstar, Inc. which ranks mutual funds on the basis of historical risk and total return. Morningstar rankings are calculated using the mutual fund's average annual return for certain periods and a risk factor that reflects the mutual fund's performance relative to three-month Treasury bill monthly returns. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a mutual fund as a weighted average for 3-, 5- and 10-year periods. If the fund scores in the top 10% of its class it receives 5 stars; if it falls in the next 22.5% it receives 4 stars; a place in the middle 35% earns it 3 stars; those in the next 22.5% receive 2 stars; and the bottom 10% get 1 star.

The Lehman Treasury Bond Index ("Lehman Treasury") represents an unmanaged group of securities consisting of all currently offered public obligations of the U.S. Treasury intended for distribution in the domestic market.


--------------------------------------------------------------------------------
                                      B-1                The Hudson River Trust

The Standard and Poor's 500 Composite Stock Price Index ("S&P 500") represents an unmanaged weighted index of 500 industrial, transportation, utility, and financial companies, widely regarded by investors as representative of the stock market.

The Lehman Government/Corporate Bond Index ("Lehman Gov't Corp.") represents an unmanaged group of securities widely regarded by investors as representative of the bond market.

The Value Line Convertible Index is comprised of 585 of the most actively traded convertible bonds and preferred stocks on an unweighted basis.

The Morgan Stanley Capital International World Index ("MSCI World Index") is an arithmetic, market value-weighted average of the performance of over 1,300 securities listed on the stock exchanges of twenty foreign countries and the United States.

The Morgan Stanley Capital International EAFE Index ("MSCI EAFE") is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

The Standard & Poor's MidCap 400 Index ("S&P 400") represents an unmanaged weighted index of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity, and industry group representation.

The Russell 2000 Index consists of the smallest 2,000 securities in the Russell 3000 Index. (The Russell 3000 Index represents approximately 98% of the investable U.S. equity market.) The Russell 2000 Index, widely regarded in the industry as the premier measure of small capitalization stocks, represents approximately 11% of the Russell 3000 Index total market capitalization.

The Lehman Intermediate Government Bond Index represents an unmanaged group of securities consisting of all United States Treasury and agency securities with remaining maturities of from one to ten years and issue amounts of at least $100 million outstanding.

The Lehman Aggregate Bond Index is an index comprised of investment grade fixed income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee" bonds (U.S. dollar-denominated bonds issued outside the United States).

The Merrill Lynch High Yield Master Index ("ML Master") represents an unmanaged group of securities widely regarded by investors as representative of the high yield bond market.

The "blended" performance numbers (e.g., 50% S&P 400/50% Russell 2000) in all cases assume a static mix of the two indices.


The dates as of which funds were first allocated to the Portfolios are as follows: the Alliance Common Stock Portfolio on June 16, 1975; the Alliance Money Market Portfolio on July 13, 1981; the Alliance Aggressive Stock Portfolios on January 27, 1986; the Alliance High Yield Portfolio on January 2, 1987; the Alliance Global Portfolio on August 27, 1987; the Alliance Conservative Investors and Alliance Growth Investors Portfolios on October 2, 1989; the Alliance Intermediate Government Securities Portfolio on April 1, 1991; the Alliance Growth and Income Portfolios on October 1, 1993; the Alliance International Portfolio on April 3, 1995; and the Alliance Small Cap Growth Portfolio on May 1, 1997. In the "Since Inception" columns of Table I and Table II below, the performance of each Portfolio and its comparative indices is measured from the date funds were first allocated to the Portfolios, except as follows: for the Alliance Common Stock Portfolio and its comparative indices, from January 13, 1976, the date on which the unit value was established and Contract owner contributions were first accepted by the Alliance Common Stock Portfolio's separate account predecessor; for the Lipper Money Market Funds Average, from June 1, 1981; for Lipper Small Company Growth Funds Average, from January 1, 1986; and for the Lipper Global Funds Average, from August 28, 1987.


The Trust's Portfolios serve as the underlying investment vehicles for Contracts. Shares of these Portfolios cannot be purchased directly. Shares of the Portfolios of the Trust are purchased by corresponding investment divisions of insurance company separate accounts. Refer to the attached Contract prospectus for further information about your Contract including a description of all charges and expenses.


--------------------------------------------------------------------------------
The Hudson River Trust                B-2

                                    TABLE I


                           ANNUALIZED RATES OF RETURN
                       PERIODS ENDING DECEMBER 31, 1997

                                                                                                                       SINCE
                                                    1 YEAR     3 YEARS    5 YEARS   10 YEARS   15 YEARS   20 YEARS   INCEPTION
PORTFOLIO/Benchmarks                             ----------- ----------- --------- ---------- ---------- ---------- ----------
THE ASSET ALLOCATION SERIES
ALLIANCE CONSERVATIVE INVESTORS ................     12.97%      12.52%     8.53%        --         --         --      9.25%
Lipper Flexible Portfolio Average ..............     18.69       19.44     13.14         --         --         --     12.15
70% Lehman Treasury/30% S&P 500 ................     16.71       17.18     11.87         --         --         --     11.39
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS ......................     16.58       18.22     12.92         --         --         --     15.45
Lipper Flexible Portfolio Average ..............     18.69       19.44     13.14         --         --         --     12.15
70% S&P 500/30% Lehman Gov't Corp. .............     26.28       25.64     17.02         --         --         --     14.48
-----------------------------------------------------------------------------------------------------------------------------
THE EQUITY SERIES
ALLIANCE GROWTH AND INCOME .....................     26.61       23.40        --         --         --         --     15.64
Lipper Growth & Income Funds Average ...........     27.14       26.49        --         --         --         --     18.48
75% S&P 500/25% Value Line Convertible .........     29.54       28.62        --         --         --         --     20.14
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK ..........................     29.07       28.39     20.81      17.74%     17.00%     17.30%    15.58
Lipper Growth Equity Mutual Funds
 Average .......................................     25.30       25.11     16.47      15.93      14.37      15.73     15.50
S&P 500 ........................................     33.36       31.15     20.27      18.05      17.52      16.66     15.44
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL ................................     11.38       14.74     15.89      13.49         --         --     11.49
Lipper Global Mutual Funds Average .............     13.04       15.20     13.76      11.50         --         --      9.10
MSCI World .....................................     15.76       16.62     15.34      10.57         --         --      8.22
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL .........................     (3.23)         --        --         --         --         --      6.12
Lipper International Mutual Funds Average ......      5.44          --        --         --         --         --      9.87
MSCI EAFE ......................................      1.78          --        --         --         --         --      6.15
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK ......................     10.66       21.04     14.66      18.74         --         --     19.17
Lipper Small Company Growth Funds
 Average .......................................     19.63       22.51     15.24      16.50         --         --     14.06
50% S&P 400/50% Russell 2000 ...................     27.31       24.88     17.11      17.74         --         --     15.12
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH ......................        --          --        --         --         --         --      26.57*
Lipper Small Company Growth Funds
 Average .......................................        --          --        --         --         --         --     29.36
Russell 2000 ...................................        --          --        --         --         --         --     27.66
-----------------------------------------------------------------------------------------------------------------------------
THE FIXED INCOME SERIES
ALLIANCE MONEY MARKET ..........................      5.16        5.24      4.44       5.52       6.34         --      6.92
Lipper Money Market Mutual Funds
 Average .......................................      4.90        5.05      4.31       5.40       6.18         --      6.89
3 Month T-Bill .................................      5.23        5.41      4.71       5.61       6.33         --      6.87
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES           7.01        7.80      5.68         --         --         --      6.74
Lipper Intermediate Government Funds
 Average .......................................      8.08        8.68      6.00         --         --         --      7.19
Lehman Intermediate Government Bond ............      7.72        8.65      6.39         --         --         --      7.47
-----------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD ............................     18.19       20.15     15.63      12.54         --         --     11.78
Lipper High Current Yield Mutual
 Funds Average .................................     12.96       14.17     11.36      10.66         --         --      9.78
ML Master ......................................     12.83       14.54     11.72      12.09         --         --     11.39
-----------------------------------------------------------------------------------------------------------------------------


* Unannualized

--------------------------------------------------------------------------------
                                      B-3                The Hudson River Trust

                                   TABLE II


                           CUMULATIVE RATES OF RETURN
                        PERIODS ENDING DECEMBER 31, 1997






                                                                                                                           SINCE
PORTFOLIO/Benchmarks                         1 YEAR      3 YEARS     5 YEARS     10 YEARS     15 YEARS      20 YEARS     INCEPTION
---------------------------------------- ------------- ----------- ----------- ------------ ------------ ------------- -----------
THE ASSET ALLOCATION SERIES
ALLIANCE CONSERVATIVE INVESTORS ........       12.97%      42.47%      50.60%          --           --            --       107.51%
Lipper Flexible Portfolio Average ......       18.69       71.00       86.52           --           --            --       160.04
70% Lehman Treasury/30% S&P 500 ........       16.71       60.91       75.18           --           --            --       143.55
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS ..............       16.58       65.20       83.56           --           --            --       227.07
Lipper Flexible Portfolio Average. .....       18.69       71.00       86.52           --           --            --       160.04
70% S&P 500/30% Lehman Gov't Corp. .....       26.28       98.32      119.42           --           --            --       205.24
-----------------------------------------------------------------------------------------------------------------------------------
THE EQUITY SERIES
ALLIANCE GROWTH AND INCOME .............       26.61       87.89          --           --           --            --        85.41
Lipper Growth & Income Funds
 Average ...............................       27.14      102.81          --           --           --            --       106.17
75% S&P 500/25% Value Line
 Convertible ...........................       29.54      112.80          --           --           --            --       118.17
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK ..................       29.07      111.63      157.35       411.86%      953.20%      2331.80%     2302.90
Lipper Growth Equity Mutual Funds
 Average ...............................       25.30       97.08      117.56       356.18       710.84       2037.84      2757.78
S&P 500 ................................       33.36      125.60      151.62       425.67      1026.40       2080.13      2248.74
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL ........................       11.38       51.04      109.06       254.37           --            --       206.46
Lipper Global Mutual Funds Average .....       13.04       53.69       92.92       205.52           --            --       151.76
MSCI World .............................       15.76       58.59      104.13       173.01           --            --       126.45
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL .................       (3.23)         --          --           --           --            --        17.74
Lipper International Mutual Funds
 Average ...............................        5.44          --          --           --           --            --        30.12
MSCI EAFE ..............................        1.78          --          --           --           --            --        17.83
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK ..............       10.66       77.31       98.19       457.07           --            --       630.91
Lipper Small Company Growth
 Funds Average .........................       19.63       84.83      105.11       371.28           --            --       398.38
50% S&P 400/50% Russell 2000 ...........       27.31       94.76      120.25       412.08           --            --       436.52
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH FUND .........          --          --          --           --           --            --        26.57
Lipper Small Company Growth
 Funds Average .........................          --          --          --           --           --            --        29.36
Russell 2000 ...........................          --          --          --           --           --            --        27.66
-----------------------------------------------------------------------------------------------------------------------------------
THE FIXED INCOME SERIES
ALLIANCE MONEY MARKET ..................        5.16       16.57       24.25        71.18       151.32            --       201.04
Lipper Money Market Mutual
 Funds Average .........................        4.90       15.94       23.52        69.20       146.11            --       200.21
3 Month T-Bill .........................        5.23       17.13       25.87        72.64       150.97            --       199.34
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT
 SECURITIES ............................        7.01       25.28       31.83           --           --            --        55.30
Lipper Intermediate Government Funds
 Average ...............................        8.08       28.40       33.93           --           --            --        59.98
Lehman Intermediate Government Bond             7.72       28.25       36.31           --           --            --        62.74
-----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD ....................       18.19       73.46      106.72       225.98           --            --       240.42
Lipper High Current Yield Bond
 Funds Average .........................       12.96       48.92       71.52       177.35           --            --       181.23
ML Master ..............................       12.83       50.26       74.04       213.08           --            --       227.68
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The Hudson River Trust                B-4

                                   TABLE III


                            ANNUAL RATES OF RETURN





                 ALLIANCE     ALLIANCE     ALLIANCE     ALLIANCE
YEAR ENDING       COMMON        MONEY     AGGRESSIVE      HIGH        ALLIANCE
DECEMBER 31        STOCK       MARKET        STOCK        YIELD        GLOBAL
-------------- ------------ ------------ ------------ ------------ --------------
1976 .........      9.16%*
1977 .........     -9.48
1978 .........      7.98
1979 .........     29.57
1980 .........     49.82
1981 .........     -6.10        6.23%*
1982 .........     17.31       12.76
1983 .........     25.84        8.69
1984 .........     -2.20       10.61
1985 .........     33.17        7.93
1986 .........     17.09        6.36         35.63%*
1987 .........      7.22        6.38          7.05         4.43%*      -13.52%*
1988 .........     22.19        7.07           .89         9.50         10.64
1989 .........     25.34        8.93         43.24         4.88         26.49
1990 .........     -8.36        7.97          7.91        -1.36         -6.32
1991 .........     37.64        5.93         86.62        24.22         30.24
1992 .........      2.96        3.28         -3.42        12.06          -.73
1993 .........     24.58        2.73         16.52        22.90         31.85
1994 .........     -2.39        3.76         -4.07        -3.03          4.98
1995 .........     32.20        5.49         31.39        19.67         18.57
1996 .........     24.03        5.08         21.95        22.64         14.37
1997 .........     29.07        5.16         10.66        18.19         11.38
--------------    ------      ------        ------       ------       -------

                                                            ALLIANCE                      ALLIANCE
                 ALLIANCE    ALLIANCE       ALLIANCE         GROWTH                        SMALL
YEAR ENDING     CONSERVE.     GROWTH      INTERMEDIATE         AND         ALLIANCE         CAP
DECEMBER 31     INVESTORS   INVESTORS   GOVT. SECURITIES     INCOME     INTERNATIONAL      GROWTH
-------------- ----------- ----------- ------------------ ------------ --------------- -------------
1976 .........
1977 .........
1978 .........
1979 .........
1980 .........
1981 .........
1982 .........
1983 .........
1984 .........
1985 .........
1986 .........
1987 .........
1988 .........
1989 .........    2.84%*      3.74%*
1990 .........    6.16       10.36
1991 .........   19.58       48.66           11.82%*
1992 .........    5.54        4.69            5.35
1993 .........   10.52       15.01           10.33           -.50%*
1994 .........   -4.35       -3.39           -4.62           -.82
1995 .........   20.15       26.12           13.08          23.83           11.04%*
1996 .........    4.96       12.36            3.53          19.84            9.57
1997 .........   12.97       16.58            7.01          26.61           -3.23           26.57%*
--------------  ------      ------          ------        -------          ------           -----


----------
*Unannualized from the inception date described in the Prospectus through the end of the calendar year indicated.

--------------------------------------------------------------------------------
                                      B-5                The Hudson River Trust

PERFORMANCE OF PORTFOLIOS MANAGED SIMILARLY TO THE ALLIANCE SMALL CAP GROWTH PORTFOLIO


In addition to managing the assets of the Alliance Small Cap Growth Portfolio, Alliance manages six portfolios of discretionary tax-exempt accounts of institutional clients managed as described below without significant client-imposed restrictions ("Historical Portfolios"). These accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Alliance Small Cap Growth Portfolio. The Historical Portfolios are not subject to certain limitations, diversification requirements and other restrictions to which the Alliance Small Cap Growth Portfolio, as a registered investment company, is subject and which if applicable to the Historical Portfolios, may have adversely affected the performance results of the Historical Portfolios.

Set forth below is performance data provided by Alliance relating to the Historical Portfolios for each of the fifteen full calendar years during which Alliance has managed the Historical Portfolios. As of December 31, 1997, the assets in the Historical Portfolios totaled approximately $988.4 million and the average size of a Historical Portfolio was $54.9 million. Each Historical Portfolio has a nearly identical composition of individual investment holdings and related percentage weightings.

The performance data is net of an imputed advisory fee deemed paid quarterly at the same level as the advisory fee payable by the Alliance Small Cap Growth Portfolio, although the actual advisory fees payable by the Historical Portfolios varied. The performance data includes the cost of brokerage commissions, but excludes custodial fees, transfer agency costs and other administrative expenses that will be payable by the Alliance Small Cap Growth Portfolio and will result in a higher expense ratio for the Alliance Small Cap Growth Portfolio. Expenses associated with the distribution of Class IB shares of the Alliance Small Cap Growth Portfolio in accordance with the plan adopted by the Trust's Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act ("distribution fees") are also excluded. The performance data has also not been adjusted for corporate or individual taxes, if any, payable by the account owners.

Alliance has calculated the investment performance of the Historical Portfolios on a trade-date basis. Dividends have been accrued at the end of the month and cash flows weighted daily. Due to the similarity of investment composition and the performance of each of the Historical Portfolios, composite investment performance for all portfolios has been determined on a simple average, rather than a dollar-weighted, basis. New accounts are included in the composite investment performance computations at the beginning of the month following the initial contribution. The composite total returns set forth below are calculated using a method that links the monthly returns, for the disclosed periods, resulting in a time-weighted rate of return.

As reflected below, the Historical Portfolios have over time performed favorably when compared with the performance of recognized performance indices. The Russell 2000 Index is compiled by Frank Russell Company and consists of the 2000 smallest of the 3000 largest capitalization U.S. companies. The Russell 2000 Growth Index is compiled by Frank Russell Company and consists of that half of the 2000 smallest of the 3000 largest capitalization U.S. companies that has higher price-to-book ratios and higher forecasted growth values. The Russell Indices reflect changes in market prices, but excludes investment income.

To the extent the Alliance Small Cap Growth Portfolio does not invest in U.S. common stocks or utilizes investment techniques such as futures or options, the Russell Indices may not be substantially comparable to the Alliance Small Cap Growth Portfolio. The Russell Indices are included to illustrate material economic and market factors that existed during the time period shown. The Russell Indices do not reflect the deduction of any fees. If the Alliance Small Cap Growth Portfolio were to purchase a portfolio of securities substantially identical to the securities comprising the Russell Indices, the Alliance Small Cap Growth Portfolio's performance relative to the Russell Indices would be reduced by the Alliance Small Cap Growth Portfolio's expenses, including brokerage commissions, advisory fees, distribution fees, custodial fees, transfer agency costs and other administrative expenses as well as by the impact on the Alliance Small Cap Growth Portfolio's shareholders of sales charges and income taxes.


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The Hudson River Trust                B-6

The Lipper Small Company Growth Fund Index is prepared by Lipper Analytical Services, Inc. and represents a composite index of the investment performance for the 30 largest growth mutual funds. The composite investment performance of the Lipper Small Company Growth Fund Index reflects investment management and administrative fees and other operating expenses paid by these mutual funds and reinvested income dividends and capital gain distributions, but excludes the impact of any income taxes and sales charges.


The following performance data is provided solely to illustrate Alliance's performance in managing the Historical Portfolios as measured against certain broad based market indices and against the composite performance of other open-end growth mutual funds. Investors should not rely on the following performance data of the Historical Portfolios as an indication of future performance of the Alliance Small Cap Growth Portfolio. The composite investment performance for the periods presented may not be indicative of future rates of return. Other methods of computing investment performance may produce different results, and the results for different periods may vary.


      SCHEDULE OF COMPOSITE INVESTMENT PERFORMANCE--HISTORICAL PORTFOLIOS
                 FOR THE FIFTEEN YEARS ENDED DECEMBER 31, 1997*

                                                                        RUSSELL       LIPPER SMALL CO.
                                  HISTORICAL          RUSSELL         2000 GROWTH          GROWTH
                                  PORTFOLIOS        2000 INDEX           INDEX           FUND INDEX
                                 TOTAL RETURN     TOTAL RESEARCH     TOTAL RETURN       TOTAL RETURN
                                --------------   ----------------   --------------   -----------------
Year ended:
  December 31, 1997 .........        17.58%            22.37%            12.94%             15.05%
  December 31, 1996 .........        36.91%            16.50%            11.26%             14.37%
  December 31, 1995 .........        54.59%            28.45%            31.04%             31.62%
  December 31, 1994 .........        -3.47%            -1.82%            -2.43%             -0.48%
  December 31, 1993 .........        14.35%            18.88%            13.36%             16.93%
  December 31, 1992 .........         4.85%            18.41%             7.77%             11.18%
  December 31, 1991 .........        40.96%            46.04%            51.19%             48.53%
  December 31, 1990 .........       -23.46%           -19.48%           -17.41%            -13.78%
  December 31, 1989 .........        25.81%            16.26%            20.17%             21.06%
  December 31, 1988 .........        25.63%            25.02%            20.37%             20.34%
  December 31, 1987 .........        -7.66%            -8.80%           -10.48%             -5.48%
  December 31, 1986 .........        15.30%             5.68%             3.58%              6.04%
  December 31, 1985 .........        42.57%            31.05%            30.97%             27.27%
  December 31, 1984 .........       -11.73%            -7.30%           -15.83%             -9.18%
  December 31, 1983 .........        32.53%            29.13%            20.13%             29.80%

----------
* Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.


The average annual total returns presented below are based upon the cumulative total return as of December 31, 1997, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.



                                                   AVERAGE ANNUAL TOTAL RETURNS
                                  ---------------------------------------------------------------
                                                                   RUSSELL       LIPPER SMALL CO.
                                   HISTORICAL       RUSSELL      2000 GROWTH          GROWTH
                                   PORTFOLIOS     2000 INDEX        INDEX           FUND INDEX
                                  ------------   ------------   -------------   -----------------
Three years ...................       35.51%         22.34%          18.09%            20.09%
Five years ....................       22.40%         16.41%          18.74%            15.05%
Ten years .....................       17.25%         15.77%          13.49%            15.38%
Since January 1, 1983 .........       15.53%         13.34%          10.30%            13.04%


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                                      B-7               The Hudson River Trust